File No. __________

As filed with the SEC on December 6, 2019

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

HIGHLAND FUNDS II

(Exact Name of Registrant as Specified in Charter)

1-877-665-1287

(Area Code and Telephone Number)

c/o Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)

(Name and Address of Agent for Service) Ms. Lauren Thedford, Esq. c/o Highland Capital Management Fund Advisors, L.P. 300 Crescent Court, Suite 700 Dallas, Texas 75201	Copies to: Jon-Luc Dupuy, Esq. K&L Gates LLP State Street Financial Center, 1 Lincoln Street, Boston MA 02111

Acquisition of the assets of

HIGHLAND OPPORTUNISTIC CREDIT FUND

(A Series of Highland Funds I)

By and in exchange for

Class A Shares

Class C Shares

Class Y Shares

of

HIGHLAND TOTAL RETURN FUND

(A Series of Highland Funds II)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class C Shares and Class Y Shares without par value, of Highland Total Return Fund

It is proposed that this filing will become effective

On January 6, 2020 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Highland Opportunistic Credit Fund—Taxable Reorganization

A Series of Highland Funds I

Highland Opportunistic Credit Fund (the “Fund” or “HOCF”), a series of Highland Funds I, will hold a special meeting of shareholders on February 7, 2020. Shareholders are being asked to approve the taxable reorganization of HOCF into Highland Total Return Fund (the “Total Return Fund”), a series of Highland Funds II (the “Reorganization”). Please refer to the enclosed Prospectus/Proxy Statement, as well as the information below, for details on the proposed Reorganization. We recommend that you read the Prospectus/Proxy Statement in its entirety.

What is the proposal?

The proposal is to reorganize the Fund into Total Return Fund.

Why has the Board of Trustees recommended that I vote in favor of the proposal?

The Fund’s Board of Trustees (the “Board”), including the Independent Trustees, unanimously recommends that you vote in favor of the proposal because it believes that the proposed taxable Reorganization is in the best interests of the Fund and that the interests of HOCF’s existing shareholders will not be diluted as a result of the Reorganization. Shareholders of HOCF will receive shares in a fund with (i) a more diversified strategy with exposure to both equity and fixed-income markets; (ii) lower advisory fees; and (iii) better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods. As fixed costs would be spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future as a result of the Reorganization.

Fund	YTD Return	1-Year Return	5-Year Annualized Return	10-Year Annualized Return
Total Return	15.65%	7.46%	4.33%	6.38%
Opportunistic Credit	-4.52%	-6.20%	-0.59%	6.31%

How will the Reorganization affect my investment?

•

The total net asset value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the exchange of your shares. Pursuant to the Reorganization, Total Return Fund will acquire all or substantially all of the assets of HOCF in exchange for shares of Total Return Fund as summarized in the following chart:

Reorganizing Fund	Surviving Fund
Highland Opportunistic Credit Fund	Highland Total Return Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class Z Shares	Class Y Shares

•	The Reorganization is expected to be a taxable reorganization under the Internal Revenue Code of 1986, as amended.

•	Although the investment objectives of HOCF and Total Return Fund are similar, the Funds have different fundamental investment restrictions related to Real Estate and Commodities investing.

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about February 7, 2020.

Who will pay for the Reorganization?

Total Return Fund will pay direct proxy expenses relating to its participation in the Reorganization, including mailing, processing and printing costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization. Given the expense limitation agreement in place for Total Return Fund, the “Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the direct Prospectus/Proxy Statement expenses that Total Return Fund is being asked to pay. Because the Adviser will not solicit the votes of HOCF shareholders, HOCF will not incur fees related to the solicitation of shareholders and tabulation of votes.

The Fund is also expected to incur brokerage expenses related to the sale of any assets or the purchase of replacement securities prior to the Reorganization. These sales or purchases of assets will be necessary to align the portfolios of the Fund and Total Return Fund and will be required prior to the Reorganization. Such brokerage expenses will not be borne indirectly by the Adviser.

Will my current account options transfer over to my new account?

Yes, these servicing features will transfer automatically to your Total Return Fund account. If you participate in automated or systematic account programs, these programs will continue in your new account with Total Return Fund. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Fund or their financial representative, as applicable.

Do I have to do anything in connection with the Reorganization?

No. To become effective, the Reorganization must be approved by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act) and the rules thereunder) held by HOCF shareholders. However, First Foundation Advisors (“FFA” or the “Sub-Adviser”), sub-adviser to Total Return Fund, serves as the registered investment adviser with discretionary voting authority on behalf of a majority of the shareholders in HOCF. FFA, on behalf of its advisory clients who are shareholders of HOCF, has communicated to HOCF its intent to approve the Reorganization. The size of the holdings of FFA’s advisory clients in HOCF is such that the vote of those advisory clients, as determined by FFA, necessarily determines the outcome of any vote.

Accordingly, the Fund is not asking you for a proxy and you are requested not to send a proxy to the Fund. If the Reorganization is approved, your Shares will automatically be exchanged for Total Return Fund Shares. Please do not attempt to make the exchange into Total Return Fund yourself in advance of the Reorganization. Shareholders may continue to redeem or transfer out of the Fund prior to the Reorganization.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-877-665-1287.

Thank you in advance for your continued support of the Highland Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.

The Board of Trustees recommends that you read the enclosed materials carefully.

HIGHLAND OPPORTUNISTIC CREDIT FUND

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

FEBRUARY 7, 2020

TO SHAREHOLDERS OF HIGHLAND OPPORTUNISTIC CREDIT FUND:

A special meeting of shareholders of Highland Opportunistic Credit Fund (“HOCF”), a series of Highland Funds I, will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 10:00 a.m. (central time), on February 7, 2020, for the following purposes:

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Highland Total Return Fund (Total Return Fund), would acquire all, or substantially all, of the assets of HOCF in exchange for Class A Shares, Class C Shares and Class Y Shares of Total Return Fund to be distributed pro rata by HOCF to its shareholders of Class A Shares, Class C Shares and Class Z Shares, respectively, in a complete liquidation and dissolution of HOCF; and

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Any such vote AGAINST the Proposal will authorize the persons named as proxies to vote accordingly AGAINST any adjournment of the Special Meeting. The persons named as proxies will vote in FAVOR of any adjournment of the special meeting all other proxies they are authorized to vote.

The record date for determination of shareholders entitled to vote at the Special Meeting has been fixed at December 9, 2019.

By Order of the Board of Trustees,

Lauren Thedford

Secretary

December 6, 2019

PROSPECTUS/PROXY STATEMENT

January 6, 2020

ACQUISITION OF THE ASSETS OF

HIGHLAND OPPORTUNISTIC CREDIT FUND

A Series of Highland Funds I

Class A Shares

Class C Shares

Class Z Shares

Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

By and in exchange for Shares of

HIGHLAND TOTAL RETURN FUND

A Series of Highland Funds II

Class A Shares

Class C Shares

Class Y Shares

Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Highland Opportunistic Credit Fund (“HOCF” or the “Fund”), a Series of Highland Funds I, with and into Highland Total Return Fund (“Total Return Fund”), a Series of Highland Funds II. Under the Plan, HOCF would transfer all or substantially all of its assets to Total Return Fund, in exchange for Shares of Total Return Fund, and Total Return Fund will assume all of the liabilities of HOCF. Total Return Fund is expected to be the accounting survivor in the Reorganization. Shares of Total Return Fund will be distributed pro rata by HOCF to its shareholders in complete liquidation and dissolution/termination of HOCF. As a result of the Reorganization, each shareholder holding Shares of HOCF will become the shareholder of Shares of Total Return Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in HOCF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, HOCF and Total Return Fund may be referred to collectively as, the “Funds.”

The Board of Trustees of Highland Funds I (the “Board”), including a majority of the “non-interested” trustees (as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) has determined that the Reorganization is in the best interests of HOCF, and that interests of the existing shareholders of HOCF will not be diluted as a result of the Reorganization. The Board of Trustees of Highland Funds II, including a majority of the “non-interested” trustees (as that term is defined under the 1940 Act) has also determined that the Reorganization is in the best interests of Total Return Fund, and that interests of the existing shareholders of Total Return Fund will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of HOCF approve the Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”

First Foundation Advisors (“FFA” or the “Sub-Adviser”), sub-adviser to Total Return Fund, serves as the registered investment adviser to and exercises discretionary voting authority on behalf of a majority of the shareholders in HOCF. Based on discussions between FFA and the Adviser, FFA, on behalf of its advisory clients currently invested in HOCF, believes that Total Return Fund offers such advisory clients with access to a more diversified strategy with exposure to both equity and fixed-income markets. FFA has also determined that the Reorganization is in the best interests of FFA’s advisory clients. To become effective, the Reorganization must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by HOCF shareholders. FFA’s advisory clients, over which FFA has discretionary voting authority, represent a majority of HOCF’s outstanding voting securities and FFA has communicated to HOCF its intent to approve the Reorganization. The size of the holding of FFA’s advisory clients in HOCF is such that the vote of those advisory clients, as determined by FFA, necessarily determines the outcome of any vote. As a result, the solicitation of votes is not necessary. The Fund is not asking you for a proxy and you are requested not to send a proxy to the Fund. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”

The Reorganization is expected to be a taxable reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The investment objective of HOCF is to seek to achieve high total returns while attempting to minimize losses. The investment objective of Total Return Fund is to seek maximum total return (total return includes both income and capital appreciation). For a more detailed comparison of the investment objectives, policies, limitations and risks of HOCF with those of Total Return Fund, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for Total Return Fund, dated February 1, 2019, which is incorporated herein by reference. The Statement of Additional Information (“SAI”) dated, January 6, 2020 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by Highland Funds II, on behalf of Total Return Fund with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.

A prospectus and SAI for Highland Funds I (of which HOCF is a series), dated October 31, 2019 (File Nos. 333-132400 and 811-21866) have been filed with the SEC and are incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1.	Statement of Additional Information for Total Return Fund dated February 1, 2019 (File Nos. 033-51308 and 811-07142);

2.	Annual Report for HOCF dated June 30, 2019; (File No. 811-21866);

3.	Annual Report for Total Return Fund dated September 30, 2019 (File No. 811-07142) to be filed on or about December 9, 2019;

Copies of these materials and other information about HOCF and Total Return Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about HOCF and Total Return Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 7, 2020: This Prospectus/Proxy Statement is available on the Internet at www.highlandfunds.com/literature. On this website, you also will be able to access the Notice of Special Meeting of Shareholders and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of Total Return Fund accompanies this Prospectus/Proxy Statement.

If the proposal is approved, under the Plan, HOCF will transfer all, or substantially all, of its assets to Total Return Fund in exchange for Class A Shares, Class C Shares and Class Y Shares of Total Return Fund, and Total Return Fund will assume all of the liabilities of HOCF. HOCF will not transfer deferred or prepaid expenses to the extent that they do not have a continuing value to Total Return Fund, and which are not expected to be material in amount. If, after the Closing Date, additional cash in excess of accrued expenses recorded on HOCF’s books on or before the Closing Date are received by or returned to HOCF, such amounts would be remitted to Total Return Fund. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by Total Return Fund as the surviving fund.

Total Return Fund is expected to be the accounting survivor of the Reorganization. Total Return Fund’s Class A Shares, Class C Shares and Class Y Shares will be distributed pro rata by HOCF to its shareholders in complete liquidation, dissolution and termination of HOCF.

As a result of the Reorganization, each shareholder of HOCF’s Class A Shares, Class C Shares and Class Z Shares will become the shareholder of Class A Shares, Class C Shares and Class Y Shares of Total Return Fund, respectively, having a total NAV equal to the total NAV of the shareholder’s holdings in HOCF on the Closing Date.

REASONS FOR THE PROPOSED REORGANIZATION

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as the investment adviser to the Funds. First Foundation Advisors (“FFA” or the “Sub-Adviser”) serves as sub-adviser to Total Return Fund.

HOCF’s investment objective is to seek to achieve high total returns while attempting to minimize losses, whereas Total Return Fund’s investment objective is to seek maximum total return (total return includes both income and capital appreciation).

The Reorganization was recommended to the Board because it will be responsive to the request of HOCF shareholders and may result in economies of scale for shareholders. On the Closing Date, each HOCF shareholder will become the owner of shares of Total Return Fund having a total net asset value equal to the total net asset value of his or her holdings in HOCF on the Closing Date. Additionally, the Adviser has agreed to keep Total Return Fund’s expense limitation agreement (“ELA”) in place for one year from the Closing Date. The ELA limits Total Return Fund’s total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 0.95% of average daily net assets attributable to any class of Total Return Fund.

As of October 31, 2019, the total net assets were $34.9 million for HOCF and $79.5 million for Total Return Fund.

The Adviser believe that the proposed Reorganization will result in HOCF’s shareholders receiving shares in a fund with: (i) a more diversified strategy with exposure to both equity and fixed-income markets; (ii) lower advisory fees; and (iii) better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods. As fixed costs would be spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future as a result of the Reorganization.

Fund	YTD Return	1-Year Return	5-Year Annualized Return	10-Year Annualized Return
Total Return	15.65%	7.46%	4.33%	6.38%
Opportunistic Credit	-4.52%	-6.20%	-0.59%	6.31%

As a result, the Adviser believes that the proposed Reorganization is in the best interests of HOCF’s shareholders, and that the interests of the existing HOCF and Total Return Fund shareholders would not be diluted as a result of the Reorganization. In addition, Total Return Fund’s investment objective, policies and strategies will not change as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the 1940 Act, in considering the proposed Reorganization, the Board took into account all pertinent factors it deemed relevant in its business judgment, including: (1) the request by HOCF shareholders to modify HOCF’s investment strategy; (2) HOCF’s higher advisory fee of 1.00%, such that after the Reorganization, HOCF shareholders would be merged into a fund with a lower advisory fee of 0.50%; (3) the Reorganization is intended to be structured as a taxable Reorganization; and (4) Total Return Fund outperformed HOCF for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods. These factors are more fully described below under “Board Considerations Relating to the Reorganization.”

With respect to Reorganization-related expenses:

•	Total Return Fund will pay direct proxy expenses (e.g., the costs associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $600.

•

Total Return Fund will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis and will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);

•

HOCF will pay any brokerage expenses related to the sale and purchase of its portfolio securities prior to the Reorganization to better align HOCF’s portfolio with Total Return Fund’s portfolio, which are currently estimated at $153,000 (or $0.01683 per share), although the actual amount may vary depending upon the number of transactions executed. Such brokerage expenses will not be borne indirectly by the Adviser;

•

The effect on the net asset value of Total Return Fund as a result of the payment of the direct proxy expenses is currently estimated to be $0 per share, and may vary depending upon the exact nature of the expenses related to the Reorganization;

•

There will be no dilution to shareholders of the Funds as a result of the Reorganization, because each HOCF shareholder will become the owner of shares of Total Return Fund having a total net asset value equal to the total net asset value of his or her holdings in HOCF on the Closing Date.

In summary, HOCF shareholders will be receiving shares in a fund with (i) a lower advisory fee, (ii) better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods and (iii) a more diversified strategy with exposure to both equity and fixed-income markets. As fixed costs would be spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future as a result of the Reorganization. HOCF shareholders also will be receiving shares of Total Return Fund in a Reorganization transaction that will be taxable with tax consequences similar to those that would result from a liquidation of HOCF (which would be a fully taxable redemption).

Based on information provided by the Adviser, the proposed Reorganization is in the best interests of Total Return Fund shareholders because Total Return Fund will benefit from the increase in its assets resulting from the Reorganization, which could have the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base. Following the Reorganization, it is expected that the pro forma total expenses of Total Return Fund will be substantially lower than the current expenses of HOCF on a gross basis. Additional information on the expenses of the Funds is included below under “Summary—Comparative Fee Tables”. By contrast, the Adviser and its affiliates will benefit from the Reorganization of HOCF as a result of the increase in the assets of Total Return Fund (which would increase asset-based fee revenue for HCMFA and its affiliates with respect to Total Return Fund, while retaining current HOCF assets within the Highland complex); however, the Adviser is reducing the advisory fee by one half on HOCF’s assets since Total Return Fund’s advisory fee is 0.50%. Additionally, since Total Return Fund is sub-advised by FFA and HCMFA splits the advisory fee with FFA, HCMFA’s fees are further reduced to 0.25%. Although assets in a fund sub-advised by FFA will increase as a result of the Reorganization, FFA provides a credit of advisory fees associated with the discretionary management of the Total Return Fund level against the client’s management fee.

Except for this benefit, the Adviser, FFA and their affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Adviser, the Adviser believes consideration should be given to the fact that, instead of reorganizing HOCF in a manner that the Adviser believes will be more beneficial to HOCF shareholders, the Adviser and its affiliates could have decided either to (A) allow its ELA on HOCF assets to expire without renewal (which could provide the Adviser with the same benefit noted above); or (B) propose to liquidate HOCF.

Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor HOCF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in HOCF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of HOCF and the interests of the existing shareholders of HOCF will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that HOCF shareholders approve, the Reorganization of HOCF into Total Return Fund.

TAX CONSEQUENCES

Taxable Reorganization Under The Code

Each Fund will receive an opinion of counsel that the Reorganization will not be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), but instead will constitute a taxable sale of assets by HOCF to Total Return Fund. HOCF may recognize gain or loss upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Total Return Fund in exchange solely for Total Return Fund shares, depending on whether HOCF’s aggregate tax basis for its assets is less than, is equal to, or exceeds the sum of the fair market value of the Total Return Fund shares received by HOCF and the amount of the liabilities assumed by Total Return Fund. Each HOCF shareholder may recognize gain or loss, as applicable, on the exchange of such shareholder’s shares of beneficial interest in HOCF for Total Return Fund shares in the Reorganization, depending on whether the shareholder’s tax basis for its HOCF shares is less than, is equal to, or exceeds the fair market value of the Total Return Fund shares received by the shareholder. Prior to the Reorganization, HOCF will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to HOCF shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”

To the extent that any transition of portfolio securities occurs in connection with the Reorganization, it is anticipated that HOCF will incur transaction expenses associated with the disposition of portfolio securities. These brokerage costs, which will be borne by HOCF, are currently estimated to be $153,000 or $0.01683 per share, though the actual amount may vary depending upon the number of transactions executed. HOCF expects to liquidate a portion of its direct investments in credit instruments. Such brokerage expenses will not be borne indirectly by the Adviser. Prior to the Reorganization, HOCF may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization to better align the portfolios of HOCF and Total Return Fund. Such disposition of portfolio securities may result in the realization of net capital gains and may cause HOCF to temporarily deviate from its stated investment objectives and strategies.

To the extent that HOCF’s net capital gains as of the Closing Date (including the referenced disposition of portfolio securities) exceed any available capital loss carryforward, any capital gain distribution will be taxable to HOCF shareholders. See the section entitled “Federal Income Tax Consequences” below for further information regarding the tax treatment of any capital gains realized from this disposition of securities.

The approval, and consummation, of the Reorganization also is contingent upon the receipt of a tax opinion (to be issued by K&L Gates LLP) addressed to HOCF and Total Return Fund to the effect that the Reorganization will not constitute a “reorganization” within the meaning of Section 368(a) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the form of Agreement and Plan of Reorganization for the Reorganization.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains

As noted above, shareholders generally will incur capital gains or losses on the exchange of shares of HOCF for shares of Total Return Fund as a result of the Reorganization. Also, shareholders will incur capital gains or losses if they sell their shares of HOCF before the Reorganization becomes effective or sell/exchange their shares of Total Return Fund after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by HOCF immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization as well as gain incurred as a result of the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of HOCF result in HOCF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. As noted above, HOCF expects to liquidate a portion of its direct investments in credit instruments. Consequently, brokerage costs incurred in connection with the Reorganization and the repositioning of HOCF’s portfolio are expected to be $153,000 or $0.01683 per share, although the actual amount may vary depending upon the number of transactions executed. Such brokerage expenses will not be borne indirectly by the Adviser

HOCF’s capital loss carryforwards, if any, will not survive the Reorganization. HOCF expects to be able to use some or all of its capital loss carryforwards to offset gains realized on dispositions of portfolio securities in advance of the Reorganization, which will reduce the amount of taxable capital gains to be distributed to its shareholders prior to the Reorganization.

As of June 30, 2019, its last fiscal year end for which audited financial statements are available, HOCF had capital loss carryforwards in the amount of approximately $10 million.

As of September 30, 2018, its last fiscal year end for which audited financial statements are available, Total Return Fund had no capital loss carryforwards.

Shareholders of HOCF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF HIGHLAND OPPORTUNIDTIC CREDIT FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds are materially different. HOCF’s non-fundamental investment objective is to seek to achieve high total returns while attempting to minimize losses while Total Return Fund’s fundamental investment objective is to seek maximum total return (total return includes both income and capital appreciation).

Although the investment objectives of the Funds are very similar, HOCF’s investment objective is non-fundamental and may be changed without shareholder approval, whereas Total Return Fund’s investment objective is fundamental and cannot be changed without shareholder approval. In addition, the Funds’ investment strategies differ considerably and the Funds have different fundamental investment restrictions related to Real Estate and Commodities investing, plus differences in whether the Diversification limitation can be changed without shareholder approval.

HOCF pursues its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments, including secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships. Total Return Fund pursues its investment objective primarily in a diversified portfolio of U.S. and foreign (non-U.S.) equity and debt securities and cash. After the Reorganization is consummated, Total Return Fund will continue to be operated in accordance with Total Return Fund’s investment objective and investment strategies.

The following chart summarizes the investment objectives and policies of HOCF and Total Return Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund’s prospectus.

INVESTMENT OBJECTIVES AND POLICIES
HOCF (Reorganizing Fund)	Total Return Fund (Surviving Fund)
The Fund’s non-fundamental investment objective is to is to seek to achieve high total returns while attempting to minimize losses.	The Fund’s fundamental investment objective is to seek maximum total return (total return includes both income and capital appreciation).
The Fund seeks to achieve its investment objective by investing at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) under normal circumstances in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.	The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from the Fund’s sub-adviser, First Foundation Advisors (“FFA” or the “Sub-Adviser”), to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions.
Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and master limited partnerships (“MLPs”).	The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).	The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity.
In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such credit instruments.	The Fund may also invest to a lesser extent in high yield securities (also known as “junk securities”), equity and debt securities of companies that are located in emerging market countries, and exchange-traded funds (“ETFs”) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities in emerging markets.

The Fund may use derivatives for investment gain, or speculative, purposes. There is no limitation on the amount of securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities,” that the Fund may purchase.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes. The Adviser also anticipates employing leverage in managing the Fund’s assets and the Fund may invest in the securities of companies whose capital structures are highly leveraged.

The Fund may also use various types of derivatives (such as options, futures and options on futures) to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. The Fund may hedge a portion of its foreign currency risk but is not required to do so. Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by FFA.
The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk. The Fund may seek additional income by making secured loans on its portfolio securities.

As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such securities may be unregistered and/or restricted.
From time to time, the Fund may also invest some of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.
The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

COMPARISON OF RISKS

The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment policies, certain of their principal risks will be different. Accordingly, an investment in either Fund results in exposure to additional risks than would an investment in the other Fund.

A comparison of the risks applicable to each Fund is provided below. In particular, HOCF is subject to risks associated with asset-backed securities, collateralized loans obligations, convertible securities, distressed and defaulted securities, the financial services sector, non-diversification, options, securities lending, senior loans, shareholder concentration and swaps which are not principal risks of Total Return Fund. Total Return Fund is subject to risks associated with mid-cap company securities, portfolio turnover, real estate securities, real estate investment trusts and small-cap company securities which are not principal risks of HOCF. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

HOCF (Reorganizing Fund)	Total Return Fund (Surviving Fund)
Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.	No corresponding risk factor.
No corresponding risk factor.	Allocation Risk is the risk that the Sub-Adviser may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.
Collateralized Loan Obligations Risk is the risk that a Fund’s investment in a CLO may decrease in market value because of: (i) loan defaults or credit impairment; (ii) the disappearance of subordinate tranches; (iii) market anticipation of defaults; and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.	No corresponding risk factor.
Convertible Securities Risk is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.	No corresponding risk factor.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.	Same.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.	Same.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.	Same.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.	Same.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.	Same.
Distressed and Defaulted Securities Risk is the risk that securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, will generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.	No corresponding risk factor.

Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.	Same.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. The Fund may receive equity or equity-related securities from time to time in connection with a workout transaction and such securities may be unregistered and/or restricted. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.	Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.	Same.
Extension Risk is the risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.	No corresponding risk factor.
No corresponding risk factor.	Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Financial Services Industry Risk is the risk associated with the fact that the Fund’s investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.	No corresponding risk factor.
Financial Services Sector Risk is the risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.	No corresponding risk factor.
Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.	No corresponding risk factor.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.	Same.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.	Same.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.	Same.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.	Same.
No corresponding risk factor.	Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.	No corresponding risk factor.
Limited Information Risk is the risk associated with the fact that the types of Senior Loans in which the Fund will invest historically may not have been rated by a nationally recognized statistical rating organization (“NRSRO”), nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.	No corresponding risk factor.

Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.	No corresponding risk factor.
Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.	No corresponding risk factor.
Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.	Same.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.	No corresponding risk factor.
Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.	No corresponding risk factor.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.	Same.
Ongoing Monitoring Risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.	No corresponding risk factor.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.	Same.
Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.	No corresponding risk factor.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.	Same.
No corresponding risk factor.	Portfolio Turnover Risk is the risk that high portfolio turnover will increase a Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.	No corresponding risk factor.
No corresponding risk factor.	Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
No corresponding risk factor.	REIT-Specific Risk includes the risk that an investment in the stocks of real estate investment trusts (“REITs”) will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes.
Securities Lending Risk is the risk associated with secured loans the Fund may make of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.	No corresponding risk factor.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.	Same.
Senior Loans Risk is the risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.	No corresponding risk factor.

Shareholder Concentration Risk is the risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders.	No corresponding risk factor.
No corresponding risk factor.	Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.	No corresponding risk factor.
Undervalued Stocks Risk is the risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.	No corresponding risk factor.
No corresponding risk factor.	Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund’s Board without shareholder approval.

The fundamental and non-fundamental investment limitations of the Funds differ with respect to the fact that Total Return Fund is permitted to purchase or sell real estate and commodities, but HOCF is not permitted to so invest under its fundamental investment limitations. Further, Total Return Fund’s diversification restriction is fundamental while HOCF’s diversification restriction is non-fundamental.

HOCF’s investment objective is to seek to achieve high total returns while attempting to minimize losses. HOCF’s investment objective may be changed by the Fund’s Board without shareholder approval. Total Return Fund’s investment objective is to seek maximum total return (total return includes both income and capital appreciation). Total Return Fund’s investment objective cannot be changed by the Fund’s Board without shareholder approval.

Shareholders of HOCF will be required to approve the Reorganization because certain of HOCF’s fundamental investment policies are materially different from Total Return Fund’s and cannot be changed without shareholder approval.

The following chart compares the fundamental and non-fundamental investment limitations of HOCF and Total Return Fund.

FUNDAMENTAL & NON-FUNDAMENTAL POLICIES
HOCF (Reorganizing Fund)	Total Return Fund (Surviving Fund)

Concentration (Fundamental)

The Fund may not purchase any security that would cause it to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Concentration (Fundamental) The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Diversification (Non-Fundamental)

The Fund may not acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in a Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased).

Diversification (Fundamental)

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Borrowing Money and Senior Securities (Fundamental)

Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act. Under the 1940 Act, the Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

Borrowing Money (Fundamental)

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal o an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions n mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Senior Securities (Fundamental)

The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Underwriting (Fundamental)

The Fund may not underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.

Underwriting (Fundamental)

The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

Investing in Commodities (Fundamental)

The Fund may not purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

For purposes of this fundamental investment restriction, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Investing in Commodities (Fundamental) The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Investing in Real Estate (Fundamental)

The Fund may not purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

Investing in Real Estate (Fundamental) The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Lending (Fundamental)

The Fund may not lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

Lending (Fundamental)

The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

No corresponding fundamental investment limitation.	Control (Fundamental) The Fund may not invest in companies for the purpose of exercising control or management.
No corresponding non-fundamental investment limitation.

Purchasing or Selling Options (Non-Fundamental)

The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

No corresponding non-fundamental investment limitation.

Purchasing Warrants (Non-Fundamental)

The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Illiquid Securities (Non-Fundamental)

The Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid.

Illiquid Securities (Non-Fundamental)

The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

No corresponding non-fundamental investment limitation.

Restricted Securities (Non-Fundamental)

The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

Investing in Other Investment Companies (Non-Fundamental)

The Fund may not acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in a Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased).

No corresponding non-fundamental investment limitation.

Repurchase Agreements (Non-Fundamental)

The Fund may not enter into repurchase agreements if, as a result thereof, more than 33 1/3% of the Fund’s total assets would be invested in repurchase agreements.

No corresponding non-fundamental investment limitation.

Borrowing on Margin (Non-Fundamental)

The Fund may not borrow on margin, notwithstanding fundamental investment restriction on borrowing money and issuing senior securities, unless such activity is permitted by applicable law.

No corresponding non-fundamental investment limitation.

Investing in Registered Investment Companies or Registered Unit Investment Trusts (Non-Fundamental)

In the case of a Fund that is invested in by another series of the Trust or by a series of Highland Funds II, the Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Registered Investment Companies or Registered Unit Investment Trusts (Non-Fundamental)

If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information.

The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restriction listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of the fundamental investment restriction on concentration above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of the non-fundamental investment restriction regarding illiquid securities above, illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

For purposes of the non-fundamental investment restriction on borrowing on margin above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The procedures for purchasing, redeeming and exchanging shares of HOCF are identical to those for purchasing, redeeming and exchanging shares of Total Return Fund. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization. Future transactions in Total Return Fund will be subject to applicable sales charges.

Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class C Shares and Class Y Shares of Total Return Fund and Class A Shares, Class C Shares and Class Z Shares of HOCF, and the anticipated pro forma fees for the Class A Shares, Class C Shares and Class Y Shares of Total Return Fund after giving effect to the Reorganization. It is anticipated that Total Return Fund will be the accounting survivor after the Reorganization.

Following the Reorganization, it is expected that the pro forma total expenses of Total Return Fund will be substantially lower than the current expenses of HOCF on a gross basis. The management fees of Total Return Fund are also half the size of those of HOCF. Additional information on the expenses of the Funds is included below.

HIGHLAND TOTAL RETURN FUND CLASS A SHARES–

HIGHLAND OPPORTUNISTIC CREDIT FUND CLASS A SHARES

Fees and Expenses

This table describes: (1) the actual fees and expenses for the Class A Shares (A) of Total Return Fund for the fiscal year ended September 30, 2019; (2) the actual fees and expenses for the Class A Shares (A) of HOCF for the fiscal year ended June 30, 2019; and (3) the pro forma fees and expenses of the Class A Shares (A) of Total Return Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees (Fees Paid Directly From Your Investment)	HOCF–A	TOTAL RETURN FUND–A	TOTAL RETURN FUND-A Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	5.75%	5.75%[1]
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	1.00%[2]	None[3]	None[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management Fee	1.00%	0.50%	0.50%
Distribution (12b-1) Fee	0.35%[4]	0.25%[4]	0.25%[4]
Other Expenses	1.14%	0.48%	0.47%
Acquired Fund Fees and Expenses	0.04%	0.06%	0.05%
Total Annual Fund Operating Expenses	2.53%[5]	1.29%[5]	1.27%[5]
Fee Expense Reimbursements	(1.24)%[6]	(0.03)%[7]	(0.02)%[7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.29%	1.26%	1.25%

[1]	Subject to, and upon the consummation of this Reorganization, the maximum sales charge (load) imposed on purchases (as a percentage of offering price) will be reduced to 3.50%.
[2]

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.

[3]

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.

[4]

Each Fund has adopted a Distribution (12b-1) Plan pursuant to which the Class A shares may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.35%. for HOCF and 0.25% for Total Return.

[5]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[6]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by HOCF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

[7]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through at least the one year anniversary of the Closing date, and may not be terminated prior to such date without the action and consent of the Fund’s Board of Trustees.

EXAMPLE

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
TOTAL RETURN FUND – Class A Shares assuming redemption	$690	$940	$1,209	$1,976
TOTAL RETURN FUND – Class A Shares assuming no redemption	$690	$940	$1,209	$1,976
HOCF – Class A Shares assuming redemption	$476	$995	$1,539	$3,022
HOCF – Class A Shares assuming no redemption	$476	$995	$1,539	$3,022
TOTAL RETURN FUND – Class A Shares, Pro Forma Combined assuming redemption	$473	$737	$1,021	$1,829
TOTAL RETURN FUND – Class A Shares, Pro Forma Combined assuming no redemption	$473	$737	$1,021	$1,829

HIGHLAND TOTAL RETURN FUND CLASS C SHARES–

HIGHLAND OPPORTUNISTIC CREDIT FUND CLASS C SHARES

Fees and Expenses

This table describes: (1) the actual fees and expenses for the Class C Shares (C) of Total Return Fund for the fiscal year ended September 30, 2019; (2) the actual fees and expenses for the Class C Shares (C) of HOCF for the fiscal year ended June 30, 2019; and (3) the pro forma fees and expenses of the Class C Shares (C) of Total Return Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees	HOCF–C	TOTAL RETURN FUND–C	TOTAL RETURN FUND-C Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	1.00%[1]	1.00%[1]	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management Fee	1.00%	0.50%	0.50%
Distribution (12b-1) Fee	0.85%[2]	1.00%[2]	1.00%[2]
Other Expenses	1.16%	0.48%	0.47%
Acquired Fund Fees and Expenses	0.04%	0.06%	0.05%
Total Annual Fund Operating Expenses	3.05%[3]	2.04%[3]	2.02%[3]
Fee Expense Reimbursements	(1.26)%[4]	(0.03)%[5]	(0.02)%[5]
Total Annual Fund Operating Expenses After Fee Expense Reimbursements	1.79%	2.01%	2.00%

[1]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[2]

Each Fund has adopted a Distribution (12b-1) Plan pursuant to which the Class C shares may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.85% for HOCF and 1.00% for Total Return. Subject to, and upon the consummation of this Reorganization, the maximum Distribution (12b-1) fee for Total Return Fund will be reduced to 0.85%.

[3]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[4]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by HOCF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

[5]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through at least the one year anniversary of the Closing date, and may not be terminated prior to such date without the action and consent of the Fund’s Board of Trustees.

EXAMPLE

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
TOTAL RETURN FUND – Class C Shares assuming redemption	$298	$618	$1,065	$2,304
TOTAL RETURN FUND – Class C Shares assuming no redemption	$198	$618	$1,065	$2,304
HOCF – Class C Shares assuming redemption	$282	$823	$1,489	$3,273
HOCF – Class C Shares assuming no redemption	$182	$823	$1,489	$3,273
TOTAL RETURN FUND – Class C Shares, Pro Forma Combined assuming redemption	$303	$632	$1,086	$2,346
TOTAL RETURN FUND – Class C Shares, Pro Forma Combined assuming no redemption	$203	$632	$1,086	$2,346

HIGHLAND TOTAL RETURN FUND CLASS Y SHARES–

HIGHLAND OPPORTUNISTIC CREDIT FUND CLASS Z SHARES

Fees and Expenses

This table describes: (1) the actual fees and expenses for the Class Y Shares (Y) of Total Return Fund for the fiscal year ended September 30, 2019; (2) the actual fees and expenses for the Class Z Shares (Z) of HOCF for the fiscal year ended June 30, 2019; and (3) the pro forma fees and expenses of the Class Y Shares (Y) of Total Return Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees	HOCF–Z	TOTAL RETURN FUND–Y	TOTAL RETURN FUND-Y Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management Fee	1.00%	0.50%	0.50%
Distribution (12b-1) Fee	None	None	None
Other Expenses	1.11%	0.48%	0.47%
Acquired Fund Fees and Expenses	0.04%	0.06%	0.05%
Total Annual Fund Operating Expenses	2.15%[1]	1.04%[1]	1.02%[1]
Fee Waivers and/or Expense Reimbursements	(1.21)%[2]	(0.03)%[3]	(0.02)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.94%	1.01%	1.00%

[1]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[2]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by HOCF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

[3]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through at least the one year anniversary of the Closing date, and may not be terminated prior to such date without the action and consent of the Fund’s Board of Trustees.

EXAMPLE

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
TOTAL RETURN FUND – Class Y Shares assuming redemption	$97	$309	$539	$1,199
TOTAL RETURN FUND – Class Y Shares assuming no redemption	$97	$309	$539	$1,199
HOCF – Class Z Shares assuming redemption	$96	$555	$1,041	$2,383
HOCF – Class Z Share assuming no redemption	$96	$555	$1,041	$2,383
TOTAL RETURN FUND – Class Y Shares, Pro Forma Combined assuming redemption	$102	$323	$561	$1,246
TOTAL RETURN FUND – Class Y Shares, Pro Forma Combined assuming no redemption	$102	$323	$561	$1,246

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year for which audited financial information is available, Total Return Fund’s portfolio turnover rate was 105% and HOCF’s portfolio turnover rate was 23% of the average value of each Fund’s respective portfolio.

COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION

Year to date and for the 1-year, 5-year and 10-year periods ended October 31, 2019, Total Return Fund outperformed each of HOCF’s classes. HOCF outperformed Total Return Fund in certain annual periods. The performance information shown below will help you analyze HOCF’s and Total Return Fund’s investment risks in light of their historical returns.

Fund	YTD Return	1-Year Return	5-Year Annualized Return	10-Year Annualized Return
Total Return	15.65%	7.46%	4.33%	6.38%
Opportunistic Credit	-4.52%	-6.20%	-0.59%	6.31%

Highland Opportunistic Credit Fund

Risk/Return Bar Chart

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z for each full calendar year and by showing how the Fund’s average annual returns compare to those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The returns of Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses.

The performance information shown for the Fund’s Class Z shares is that of the HSSF Predecessor Fund (as defined below), which was reorganized into the Fund on July 1, 2014, and was managed by the Adviser with the same investment objective and substantially similar investment strategies as the Fund. The Highland Special Situations Fund (the “HSSF Predecessor Fund”), was a closed-end fund (with net assets ranging from approximately $800,000 to $80 million) whose shares were privately offered; as a result of the Fund being continuously offered as a publicly-offered, open-end investment company, the Fund may be managed differently and may incur certain additional expenses. Additionally, the HSSF Predecessor Fund’s portfolio turnover rate was historically very low. The Fund’s higher portfolio turnover rate will result in increased transaction costs. From 2011 to 2014, the HSSF Predecessor Fund held fewer than 10 portfolio investments; the Fund typically invests in more than 10 investments, however the Fund’s actual number of holdings will vary based on market conditions and may be significantly more than 10. The performance information also reflects the impact of the HSSF Predecessor Fund’s previous contractual expense limitation during 2013. If the HSSF Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower. Updated performance information is available by visiting https://highlandfunds.com/funds/ or by calling 1-877-665-1287.

The bar chart shows the performance of the Fund’s Class Z shares as of December 31.

The highest calendar quarter total return for Class Z Shares of the Fund was 19.10% for the quarter ended December 31, 2012 and the lowest calendar quarter total return was -40.08% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class Z Shares through October 31, 2019 was -4.52%.

Average Annual Total Return Table

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Class Z (inception 5/18/05)
Return Before Taxes	4.12%	-0.28%	11.18%
Return After Taxes on Distributions	1.78%	-3.45%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	-2.01%	6.65%
Return Before Taxes
Class A (inception 5/18/05)	.013%	-1.27%	10.43%
Class C (inception 5/18/05)	2.20%	-1.13%	10.24%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	1.14%	3.32%	8.29%
HFRX Fixed Income - Corporate Index (reflects no deduction for fees, expenses or taxes)	-2.31%	2.97%	6.52%

After-tax returns in the table above are shown for Class Z Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Highland Total Return Fund

Risk/Return Bar Chart

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in Total Return Fund by showing changes in the performance of Total Return Fund’s Class Y Shares for each full calendar year and by showing how Total Return Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how Total Return Fund will perform in the future. Total Return Fund’s performance prior to February 1, 2015 reflects returns achieved when the Fund was sub-advised by a different sub-adviser. If the Fund’s current management had been in place for the prior periods, the performance information shown would have been different. Total Return Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The returns of Class A and Class C Shares would have substantially similar returns as Class Y because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses (including sales charges). Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

The bar chart shows the performance of the Fund’s Class Y shares as of December 31, 2018.

The highest calendar quarter total return for Class Y Shares of the Fund was 11.70% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -12.47% for the quarter ended September 30, 2011. The Fund’s year-to-date total return for Class Y Shares through October 31, 2019 was 15.65%

Average Annual Total Return Table

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Class Y (Inception 11/29/93):
Return Before Taxes	(10.44)%	2.12%	6.35%
Return After Taxes on Distributions	(10.69)%	0.63%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	(6.51)%	1.26%	5.03%
Return Before Taxes
Class A (inception 2/22/93)	(15.79)%	0.68%	5.48%
Class C (inception 9/30/99)	(12.23)%	1.11%	5.30%
Standard & Poor’s 500 Index1 (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index2 (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%

After-tax returns in the table above are shown for Class Y Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Financial Highlights

The Financial Highlights for HOCF and Total Return Fund are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

HOCF

As of August 14, 2019, PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201, serves as independent registered accounting firm to HOCF. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when approved to do so by the Audit Committee. This information for the years ended June 30, 2019 and June 30, 2015 has been audited by PwC. Certain information for the years ended June 30, 2018, 2017 and 2016, has been audited and reported on by another independent registered public accounting firm.

HOCF commenced operations on July 1, 2014, upon the reorganization of the HSSF Predecessor Fund into the Fund. With the reorganization, HOCF assumed the financial and performance history of the HSSF Predecessor Fund. The information in the Financial Highlights tables for HOCF for the periods audited prior to July 1, 2014 is based on the financial information of the HSSF Predecessor Fund, which has been audited and reported on by another independent registered public accounting firm.

Total Return Fund

As of November 8, 2018, PwC serves as independent registered accounting firm to Total Return Fund. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when approved to do so by the Audit Committee. This information for the year ended September 30, 2019, and 2018 has been audited by PwC. Certain information for the years ended September 30, 2017, 2016, and 2015 has been audited and reported on by another independent registered public accounting firm.

BOARD OF TRUSTEES AND INVESTMENT ADVISER

The Board of Highland Funds I governs HOCF and the Board of Highland Funds II governs Total Return Fund. The Boards select and oversee the Funds’ adviser, Highland Capital Management Fund Advisors, L.P. (the “Adviser” or “HCMFA”), and, with respect to Total Return Fund, the Adviser oversees the sub-adviser, First Foundation Advisors (the “Sub-Adviser” or “FFA”). HCMFA manages HOCF’s assets, including buying and selling portfolio securities, and has allocated all of Total Return Fund’s assets to be managed and advised by FFA. The Adviser’s address is 300 Crescent Court, Suite 700, Dallas, Texas 75201. The Sub-Adviser’s address is 18101 Von Karman Avenue, Suite 700, Irvine, California 92612.

HCMFA and its affiliates advise approximately $10 billion in assets as of September 30, 2019, including 23 registered investment vehicles, including mutual funds, exchange traded funds, listed closed-end funds, interval funds and a closed-end fund which has elected to be regulated as a business development company.

FFA is a wholly-owned subsidiary of First Foundation Inc. and a registered investment adviser. As of October 31, 2019, FFA’s assets under management were approximately $4.29 billion. Highland Funds I, Highland Funds II and HCMFA qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of each Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of each Fund.

PORTFOLIO MANAGEMENT INFORMATION

HOCF Portfolio Managers	Total Return Fund Portfolio Managers

James Dondero

James Dondero, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2014. Mr. Dondero has joint responsibility for the day-to-day management of the Fund with co-portfolio managers, Trey Parker and Jon Poglitsch.

Mr. Dondero is a founder and President of Highland Capital Management, L.P. (“HCMLP”). Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Cornerstone Healthcare Group, Metro-Goldwyn-Mayer and SeaOne Holdings, LLC.

John Hakopian

John Hakopian, Portfolio Manager, has managed the Fund since June 2014.

Mr. Hakopian is President of FFA and a Director of First Foundation Inc. and First Foundation Bank. Mr. Hakopian oversees the vision, strategy, operations and development of the investment management service for FFA. Having been with FFA since its inception in 1990, Mr. Hakopian has been closely involved in developing and delivering the firm’s investment services. He became President in 2009. Mr. Hakopian earned a Bachelor of Arts degree in economics in three years from the University of California, Irvine and an MBA in Finance from the University of Southern California.

Trey Parker

Trey Parker, Portfolio Manager, has been the Fund’s portfolio manager since May 2015.

Mr. Parker is Partner and Head of Private Equity at HCMLP. Prior to his current role, Mr. Parker was Head of Credit and responsible for managing the Credit Team platform; he was also a Portfolio Manager covering a number of the industrial verticals, as well as parts of Technology, Media and Telecommunications; he also worked as a Senior Portfolio Analyst on the Distressed & Special Situations investment team. Prior to joining HCMLP in March 2007, Mr. Parker was a Senior Associate at Hunt, a private equity group focused on distressed and special situation investing. Mr. Parker was responsible for sourcing, executing and monitoring control private equity investments across a variety of industries. Prior to joining Hunt in 2004, Mr. Parker was an analyst at BMO. While at BMO, Mr. Parker completed a number of leveraged buyouts and mezzanine investment transactions. Prior to joining BMO, Mr. Parker worked in sales and trading for First Union Securities and Morgan Stanley. Mr. Parker received an MBA with concentrations in Finance, Strategy and Entrepreneurship from the University of Chicago Booth School of Business and a BA in Economics and Business from the Virginia Military Institute. Mr. Parker serves on the Board of Directors of OmniMax Holdings, Inc., TerreStar Corporation, JHT Holdings, Inc., CCS Medical, Inc. Trussway Holdings, LLC and SSP Holdings LLC.

Jim Garrison, CFA

Jim Garrison, Portfolio Manager, has managed the Fund since February 2015.

Mr. Garrison is part of the investment team managing FFA’s proprietary High Quality Core Strategy as well as the manager of FFA’s Dividend Strategy Portfolio. He is a member of FFA’s Investment Committee, where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Garrison also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 1999, Mr. Garrison worked as an internal audit consultant for Arthur Andersen, LLP. Mr. Garrison earned a Bachelor of Science in Agricultural and Managerial Economics from the University of California, Davis. He has earned the right to use the Chartered Financial Analyst designation.

Jon Poglitsch, CFA

Mr. Poglitsch, CFA, Portfolio Manager, has been the Fund’s portfolio manager since March 2019.

Mr. Poglitsch is Head of Credit Research at HCMLP. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining HCMLP in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

Eric Speron, CFA

Eric Speron, Portfolio Manager, has managed the Fund since February 2015.

Mr. Speron is part of the investment team managing FFA’s proprietary High Quality Core Strategy as well as the manager of FFA’s Opportunistic Equity Strategy Portfolio. He is a member of FFA’s Investment Committee, where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 2007, Mr. Speron worked at Credit Suisse First Boston and JPMorgan. Mr. Speron earned a Bachelor of Arts Degree from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.

Additional Portfolio Manager Information

Each Fund’s SAI provides information about each Fund’s Portfolio Managers’ compensation, management of other accounts and ownership of securities in each of the Funds.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

HOCF and Total Return Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment Adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary–Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Total Return Fund’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 0.50% of Total Return Fund’s average daily managed assets. “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). HCMFA may voluntarily waive a portion of its fee or reimburse Total Return Fund for certain operating expenses. HCMFA currently limits Total Return Fund’s total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.95% of average daily net assets attributable to any class of the Fund. This expense cap will continue through at least January 31, 2021, and may not be terminated prior to this date without the consent of the Fund’s Board. Upon the consummation of the Reorganization, the expense limitation agreement will be extended to continue through at least the one year anniversary of the Closing date, and may not be terminated prior to such date without the action and consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Total Return Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the expense cap in effect at the time of such waiver/reimbursement.

HOCF’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 1.00% of HOCF’s Average Daily Managed Assets. HCMFA may voluntarily waive a portion of its fee or reimburse Total Return Fund for certain operating expenses. HCMFA currently limits HOCF’s total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 0.90% of average daily net assets attributable to any class of the Fund. This expense cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the consent of the Fund’s Board.

A discussion of the Board’s review of each Fund’s investment advisory contract is available in each Fund’s shareholder reports as they are produced.

Front End Sales Charge Reallowances (Class A Shares)

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

Effective on the Closing Date, Total Return Fund’s front-end sales charge for Class A Shares will be reduced consistent with the below tables.

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $499,999	2.25%	2.30%	2.00%
$500,000 or more*	None	None	**

*

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

When a financial intermediary’s customer purchases Class A Shares of Total Return Fund, the financial intermediary may receive a Dealer Reallowance as follows:

	Front-End Sales Charge		Maximum Dealers’ Reallowance*
Your Investment**	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†

†

For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund’s Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF) and Highland Funds II (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriters and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://highlandfunds.com/literature.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Any sales charge discounts described herein do not apply to investors purchasing shares of the Funds through any Specified Intermediary as detailed in the Appendix to the Funds’ Prospectus. Please refer to the Appendix to the Funds’ Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

Class C Shares

Purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, shareholders may sell them at any time without paying a CDSC. Shares purchase with reinvested dividends or other distributions are not subject to a sales charge.

Class Y and Class Z Shares

Purchases of Class Y Shares and Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Y Shares and Class Z Shares are only available to eligible investors.

Eligible Investors

The Funds offer Class Y and Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Contingent Deferred Sales Charges

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

Distribution (Rule 12b-1) and Shareholder Service Fees

NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (the “Underwriter”), an affiliate of the Adviser, is the principal distributor for shares of the Funds.

Each Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receive from the Funds to NexBank Securities, Inc., a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, a Fund may from time to time pay account-based service fees to intermediaries such as broker-dealers, financial advisers, or other financial institutions. These payments are sometimes referred to as “revenue sharing.” Certain firms that sell shares of the Funds receive one or more types of these cash payments. The types of payments that the Underwriter provides to firms are described below. These categories are not mutually exclusive and the Underwriter may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Underwriter’s efforts to promote the sale of the Funds’ shares. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the Funds through its distribution system. To the extent firms receiving such payments purchase shares of the Funds on behalf of their clients, HCMFA and/or the Underwriter benefit from increased management and other fees with respect to those assets. The services provided vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. These additional fees paid by a Fund to intermediaries may take three forms: (i) basis point payments on net assets; (ii) fixed dollar amount payments per shareholder account; and/or (iii) a combination of basis point payments on net assets and fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Funds and/or their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans.

Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Funds.

Distribution and Shareholder Service Fee Rates

Effective on the Closing Date, Total Return Fund’s distribution fee for Class C Shares will be reduced consistent with the below table.

	HOCF		Total Return
	Distribution Fee	Service Fee	Distribution Fee	Service Fee
Class A	0.10%	0.25%	0.00%	0.25%
Class C	0.60%	0.25%	0.60%	0.25%
Class Z/Y	None	None	None	None

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.

The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid.

Additionally, if one mutual fund sponsor makes greater payments than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the Funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Underwriter and its affiliates.

As of June 30, 2019, the following member firms of FINRA have arrangements in effect with the Underwriter or the Adviser pursuant to which the firm is entitled to a revenue sharing payment:

•	Morgan Stanley Smith Barney LLC

•	Ameriprise Financial Services, Inc.

•	LPL Financial LLC

How to Buy Shares

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105-1407, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact the Adviser if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Investment Minimums*
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.
**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Redemption of Shares

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that it will hold cash or cash equivalents or use proceeds from the sale of portfolio securities to meet redemption requests. The Funds expect to use these sources to meet redemptions under normal market conditions and may also use them under stressed market conditions. Generally, all redemptions will be for cash, although each Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets, and may be used in the event that a substantial portion of a fund’s assets is represented by one or more illiquid assets, in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used under normal market conditions and under stressed market conditions. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if you sell the securities.

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services from HCMFA. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.

Omnibus Accounts with Financial Advisors. The Funds are also offered through Financial Advisors that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Funds will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Funds will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced. If the Financial Advisor does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Financial Advisor’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it. There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.

Reservation of Rights to Reject Purchase or Exchange Orders. The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Funds and the Underwriter to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax adviser concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I – (Fund Name),” P.O. Box 219424, Kansas City, MO 64121-9424. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.

By telephone or internet	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriters, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone redemptions.

Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://highlandfunds.com/literature for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF) and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable minimums, and read it carefully before investing.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.

To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at 1-877-665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Net Asset Value (NAV)

The NAV per share of each class of shares of each Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when each Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Dividends and Other Distributions

The Funds declare and pay dividends of their net investment income and any net realized capital gains according to the schedule below. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Funds.

The Funds are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Funds may pay dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.

Fund	Distribution Schedule
Highland Opportunistic Credit Fund	• Dividends of investment income are declared daily and paid monthly. • Dividends of short-term and long-term capital gains, if any, are typically declared and paid annually.

Highland Total Return Fund	• Dividends of investment income are declared and paid annually. • Dividends of short-term and long-term capital gains, if any, are typically declared and paid annually.

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions ” above, each Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for purposes of the RIC qualification requirements under Subchapter M. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of HOCF’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Funds to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. Interest and other income, as well as gain or proceeds received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by a Fund will reduce the return from the Fund’s investments. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain underlying investment companies in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so. HOCF does not expect that it will be eligible to elect to treat any foreign taxes it has paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Dividends paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund properly reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the taxable sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

To the extent that the amount of a Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if you have held the applicable Fund shares for more than one year.

Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or reinvest them in additional shares. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you even though it represents in part a return of your invested capital.

Each Fund (or your broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF EACH FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO EACH FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI on the Funds’ website (www.highlandfunds.com).

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing date, which is expected to be on or about February 7, 2020. On the Closing date, all or substantially all of the assets of HOCF will be transferred to Total Return Fund, and Total Return Fund will assume all of the liabilities of HOCF. In exchange for the transfer of these assets, Total Return Fund will simultaneously issue to HOCF a number of full and fractional Class A, Class C and Class Y Shares, (as applicable) of Total Return Fund equal in value to the aggregate NAV of the Class A, Class C and Class Z Shares of HOCF, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The value of HOCF’s assets to be acquired by Total Return Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Highland Funds I’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as HOCF and Total Return Fund shall mutually agree. There are no differences between the valuation procedures of HOCF and Total Return Fund. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, each Fund uses the fair value of the investment determined in accordance with each Fund’s fair valuation procedures described in the Funds’ Prospectuses and SAI.

HOCF will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to Total Return Fund. If, after the Closing Date, additional cash in excess of accrued expenses recorded on Total Return Fund’s books on or before the Closing Date are received by or returned to HOCF, such excess funds will be remitted to Total Return Fund. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by Total Return Fund as the surviving fund.

Following the transfer of its assets in exchange for Shares of Total Return Fund, HOCF will distribute Shares of Total Return Fund pro rata to HOCF shareholders of record of Shares in complete liquidation of HOCF. Shareholders of HOCF owning shares on the Closing Date of the Reorganization will receive that number of Shares of Total Return Fund which have the same aggregate value as the shareholder had in HOCF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of HOCF’s shareholders on the share records of Total Return Fund’s transfer agent. Total Return Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, HOCF will then be dissolved.

The transfer of shareholder accounts from HOCF to Total Return Fund will occur automatically. It is not necessary for HOCF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. If you do so, you may disrupt the management of the Funds’ portfolios. Nevertheless, shareholders may continue to redeem or transfer out of the Fund prior to the Reorganization.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by HOCF’s shareholders; and (ii) the receipt by HOCF and Total Return Fund of an opinion to the effect that the Reorganization will be taxable to HOCF, its shareholders and Total Return Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Funds’ Board determines that the Reorganization is not in the best interests of the shareholders of HOCF or Total Return Fund, respectively.

Board Considerations Relating to the Reorganization

The Board considered the potential benefits and costs of the Reorganization to HOCF and Total Return Fund and their respective shareholders at a meeting held on November 7, 2019 and separately took action to approve the Reorganization on November 20, 2019. In advance of the meeting, the Board reviewed detailed information regarding the Reorganization, including this Prospectus/Proxy Statement. After reviewing and evaluating this information, including the factors summarized below and other information in this Prospectus/Proxy Statement, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board, in recommending approval of the Plan, considered all factors it deemed pertinent in its business judgment, including the following:

•

FFA, sub-adviser to Total Return Fund and registered investment adviser with discretionary voting authority on behalf of a majority of the investors in HOCF, requested the investment strategy change and is supportive of the Reorganization.

•

HOCF has higher total gross expenses compared to those of Total Return Fund, such that after the Closing Date, HOCF shareholders would be merged into a fund with lower total gross expenses for each share class. The ELA on expenses will remain in effect until one (1) year following the consummation of the Merger. The ELA will limit Total Return Fund’s total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 0.95 of average daily net assets attributable to any class of Total Return Fund.

•

HOCF’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 1.00% of HOCF’s average daily managed assets, while Total Return Fund’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 0.50% of Total Return Fund’s average daily managed assets, thereby cutting HOCF shareholders’ advisory fee in half.

•

The Reorganization is intended to be structured as a taxable Reorganization with tax consequences similar to those that would result from a liquidation of HOCF (which would be a fully taxable redemption).

•

The performance of both Funds relative to each other and their benchmarks, including that Total Return Fund had better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods.

•	There is no anticipated decline in services to HOCF shareholders as a result of the Reorganization.

•	Alternatives to the Reorganization, such as liquidation of HOCF, and the Adviser’s belief that the Reorganization provides a better resolution for HOCF than the alternatives.

•	The terms and conditions of the Plan, as presented to the Board.

•	The Reorganization would provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•	Total Return Fund is expected to be the accounting survivor of the Reorganization for performance purposes.

•	Total Return Fund is the larger fund (approximately $78.3 million in assets versus approximately $36.5 million in assets for HOCF, as of September 30, 2019).

•

Total Return Fund will pay the direct Prospectus/Proxy Statement expenses, including mailing, processing and printing costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization. Given the expense limitation agreement in place for Total Return Fund, the Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the direct Prospectus/Proxy Statement expenses that Total Return Fund is being asked to pay.

•	The share purchase and redemption provisions for the Funds are the same.

•	The share class structure of HOCF is comparable to that of Total Return Fund.

•	The Reorganization may result in some potential benefits to the Adviser and its affiliates, including cost savings resulting from managing one combined Fund rather than two separate Funds.

After careful consideration, the Board unanimously approved the proposed Reorganization

The Board recommends that HOCF shareholders approve the Plan.

Cost of the Reorganization

Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; and (c) other related administrative or operational costs. Total Return Fund will pay for the direct proxy expenses (e.g. printing and mailing expenses) estimated to be approximately $600. Total Return Fund will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. It is anticipated that HOCF will incur transaction expenses associated with the sale and purchase of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization. These brokerage costs, which will be borne by HOCF, are currently estimated to be approximately 153,000, or $0.01683 per share, though the actual amount may vary depending upon the number of transactions executed. Such brokerage expenses will not be borne indirectly by the Adviser. Given the expense limitation agreement in place for Total Return Fund, the Adviser expects that the Adviser and its affiliates will indirectly pay some or all of the Reorganization-related expenses that Total Return Fund is being asked to pay.

Total Return Fund will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.

The foregoing brief summary of the Plan summarizes all material terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

DESCRIPTION OF TOTAL RETURN FUND’S SHARE CLASSES AND CAPITALIZATION

This section is for informational purposes only. If the reorganization is consummated, the capitalizations are likely to be different on the closing date as a result of daily share purchase and redemption activities in Total Return Fund and changes in NAV.

The Shares of Total Return Fund to be issued to the shareholders of HOCF’s Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of Total Return Fund provided herewith for additional information about Shares of Total Return Fund.

The following table sets forth the unaudited capitalization of HOCF into Total Return Fund as of October 31st, 2019.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Highland Opportunistic Credit Fund–Class A Shares	2,613,229.26	677,585.76	$3.86
Reorganization expenses[1]	(74,933.69)
Share Adjustment[2]		(562,564.68)
Highland Total Return Fund–Class A Shares	40,068,742.69	1,712,979.10	$23.39
Highland Total Return Fund, Pro Forma Combined–Class A Shares	42,756,905.64	1,828,000.18	$23.39

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Highland Opportunistic Credit Fund–Class C Shares	2,698,364.87	696,394.81	$3.87
Reorganization expenses[1]	(9,397.19)
Share Adjustment[2]		(565,404.06)
Highland Total Return Fund–Class C Shares	2,654,239.75	128,416.87	$20.67
Highland Total Return Fund, Pro Forma Combined–Class C Shares	5,362,001.81	259,407.62	$20.67

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Highland Opportunistic Credit Fund–Class Z Shares	29,570,212.50	7,717,313.68	$3.83
Reorganization expenses[1]	(115,669.13)
Share Adjustment[2]		(6,470,004.79)
Highland Total Return Fund–Class Y Shares	36,314,529.34	1,525,815.35	$23.80
Highland Total Return Fund, Pro Forma Combined–Class Y Shares	66,000,410.97	2,773,124.23	$23.80

[1]

Reorganization costs include estimated brokerage and proxy expenses to be paid by HOCF in the combined amount of $200,000 (or $0.00303 per share), which amounts may vary depending upon the amount of solicitation required and the number of transactions executed.

[2]	Share adjustment necessary to reflect shares to be issued based on the net assets of HOCF and Total Return Fund NAV.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The Reorganization will not be a reorganization under section 368(a) of the Code, but instead will constitute a taxable sale of assets by HOCF to Total Return Fund.

•

HOCF may recognize gain or loss upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Total Return Fund in exchange solely for Total Return Fund Shares, depending on whether HOCF’s aggregate tax basis for its assets is less than, is equal to, or exceeds the sum of the fair market value of the Total Return Fund Shares received by HOCF and the amount of the liabilities assumed by Total Return Fund.

•

Except to the extent the Total Return Fund Shares appreciate or depreciate in value in HOCF’s hands prior to distribution thereof to HOCF’s shareholders, no gain or loss will be recognized to HOCF on the distribution of Total Return Fund Shares in liquidation of HOCF.

•

Each HOCF shareholder may recognize gain or loss, as applicable, on the exchange of such shareholder’s shares of beneficial interest in HOCF (“HOCF Shares”) for Total Return Fund Shares in the Reorganization, depending on whether the shareholder’s tax basis for its HOCF Shares is less than, is equal to, or exceeds the fair market value of the Total Return Fund Shares received by the shareholder.

•	No gain or loss will be recognized by the Total Return Fund on the receipt of HOCF’s assets and the assumption of HOCF’s liabilities in exchange solely for the Total Return Fund Shares.

•

Total Return Fund’s aggregate tax basis for the assets will be equal to the sum of the fair market value of the Total Return Fund Shares exchanged therefor plus the amount of the liabilities assumed by Total Return Fund, and Total Return Fund’s holding period for the assets will begin on the day after the Closing Date.

•

An HOCF shareholder’s basis for the Total Return Fund Shares to be received by it pursuant to the Reorganization will be the fair market value of those shares on the date of the distribution of such shares, and its holding period for those shares will begin on the following day.

•

The portion of the distribution of Total Return Fund Shares by HOCF that is properly chargeable to earnings and profits of HOCF accumulated after February 28, 1913, will be treated as a dividend for purposes of computing HOCF’s dividends paid deduction, and, if HOCF completely liquidates within 24 months after the date of the Agreement, any distribution within such period (including the distribution of Total Return Fund Shares) pursuant to the Agreement, to the extent of HOCF’s earnings and profits (computed without regard to capital losses) for the taxable year in which such distribution is made, will be so treated.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. Opinions of counsel are not binding upon the Internal Revenue Service or the courts.

Prior to the Reorganization, HOCF may dispose of portfolio securities in the ordinary course of business, and in anticipation of the Reorganization (which may result in the realization of net capital gains). Before the Reorganization, HOCF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders.

To the extent that HOCF would be in a net capital gain position prior to the Reorganization, HOCF would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated. However, based on HOCF’s existing unrealized losses, the Adviser believes that it is unlikely that a capital gain distribution would be required.

See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of HOCF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. HOCF is series of Highland Funds I (“HFI”), a Delaware statutory trust, and Total Return Fund is a series of Highland Funds II, a Massachusetts business trust (“HFII”, and together with HFI, the “Trusts”). The Funds are governed by their respective Trusts’ Declarations of Trust, Bylaws and Boards, in addition to applicable state and federal law. A comparison of the rights of shareholders of Total Return Fund and HOCF is set forth in Annex D.

INFORMATION ABOUT HOCF AND TOTAL RETURN FUND

WHERE TO FIND ADDITIONAL INFORMATION

Information about HOCF is included in its Prospectus and SAI dated October 31, 2019, which is incorporated herein by reference. Information about Total Return Fund is included in its Prospectus and SAI dated February 1, 2019, which is incorporated herein by reference. A copy of the Prospectus for Total Return Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of Total Return Fund dated February 1, 2019, and the Prospectus and SAI of HOCF dated October 31, 2019, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-877-665-1287 or by writing to Highland Funds I or Highland Funds II, as applicable, 300 Crescent Court, Suite 700, Dallas, Texas 75201. The Prospectuses and SAIs of HOCF and Total Return Fund are also available electronically from the Fund’s website at http://highlandfunds.com/literature.

HOCF and Total Return Fund are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by Highland Funds I and Highland Funds II on behalf of the Funds can be obtained by calling or writing to the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The special meeting of shareholders of HOCF is scheduled to be held at 10:00 a.m. (central time) on February 7, 2020, at 300 Crescent Court, Suite 700, Dallas, Texas 75201 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement and the Notice of Special Meeting of Shareholders are available online at www.highlandfunds.com/literature.

HCMFA does not expect to need to solicit votes for the Special Meeting.

In order to hold the Special Meeting, a “quorum” of shareholders of HOCF must be present. Holders of more than one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. However, FFA, on behalf of its advisory clients who constitute a majority of the shareholders of HOCF, has communicated to HOCF its intent to approve the Reorganization. The size of the holdings of FFA’s advisory clients in HOCF is such that the vote of those advisory clients, as determined by FFA, necessarily determines the outcome of any vote. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. This Prospectus/Proxy Statement is expected to be mailed on or about January 13, 2020, to shareholders of record at the close of business on December 9, 2019 (the “Record Date”).

Each Fund’s Annual Report, which includes audited financial statements for the last independently audited fiscal year ended, was previously mailed to shareholders of HOCF and Total Return. HOCF and Total Return Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds’ principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is http://highlandfunds.com/. The toll-free telephone number for both Funds is 1-877-665-1287. You may obtain directions on how to attend the special meeting of shareholders by calling 1-877-665-1287.

SHARE OWNERSHIP OF THE FUNDS

As of October 31, 2019, HOCF had the following numbers of outstanding shares of beneficial interest:

Share Class	Outstanding Shares
Class A Shares	677,585.76
Class C Shares	696,394.81
Class Z Shares	7,717,313.68

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of HOCF management, as of October 31, 2019, the following entities held beneficially or of record 5% or more of HOCF’s outstanding share classes.

Name and Address	Outstanding Shares Held	Percentage of Class (%)

OPPORTUNISTIC CREDIT FUND – CLASS A	394,231.85	58.05%
CHARLES SCHWAB & CO INC CUST
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151

OPPORTUNISTIC CREDIT FUND – CLASS A	98,167.97	14.45%
PERSHING LLC
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

OPPORTUNISTIC CREDIT FUND – CLASS A	52,2,47.80	7.69%
LPL FINANCIAL
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

OPPORTUNISTIC CREDIT FUND – CLASS A	35,668.37	5.25%
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FLR
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310-2010

OPPORTUNISTIC CREDIT FUND – CLASS C	224,407.70	32.19%
PERSHING LLC
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

OPPORTUNISTIC CREDIT FUND – CLASS C	144,528.99	20.73%
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FLR
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310-2010

OPPORTUNISTIC CREDIT FUND – CLASS C	70,588,24	10.12%
CETERA INVESTMENT SERVICES (FBO)
HUIDU
3660 W MERCER WAY
MERCER ISLAND, WA 98040-3316

OPPORTUNISTIC CREDIT FUND – CLASS C	44,771.97	6.42%
CETERA INVESTMENT SERVICES (FBO)
YU ZHAO
13006 NE 3RD PL
BELLEVUE, WA 98005-3320

OPPORTUNISTIC CREDIT FUND – CLASS C	35,380.93	5.07%
CETERA INVESTMENT SERVICES (FBO)
MAY C WONG
2504 S FERDINAND ST
SEATTLE WA 98108-2053

OPPORTUNISTIC CREDIT FUND – CLASS Z	4,877,042.56	63.07%
CHARLES SCHWAB & CO INC CUST
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151

OPPORTUNISTIC CREDIT FUND – CLASS Z	1,365,980.24	17.66%
JEFFRIES LLC
101 HUDSON STREET, 11 FL
JERSEY CITY NJ 07302-3915

Officers and Trustees of HOCF own less than 1% of each class of HOCF’s outstanding shares.

As of October 31, 2019, Total Return Fund had the following numbers of outstanding shares of beneficial interest:

Share Class	Outstanding Shares
Class A Shares	1,712,979.10
Class C Shares	128,416.87
Class Y Shares	1,525,815.35

To the knowledge of Total Return Fund’s management, as of October 31, 2019, the following entities held beneficially or of record 5% or more of Total Return Fund’s outstanding share classes.

Name and Address	Outstanding Shares Held	Percentage of Class (%)

TOTAL RETURN FUND – CLASS A	123,808.51	7.23%
PERSHING LLC 1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TOTAL RETURN FUND – CLASS C	29,535.19	23.00%
WELLS FARGO CLEARING SERVICES LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

TOTAL RETURN FUND – CLASS C	18,460.17	14.38%
MERRILL LYNCH PIERCE FENNER & SMITH
FBO SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484

TOTAL RETURN FUND – CLASS C	13,278.47	10.34%
PERSHING LLC
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TOTAL RETURN FUND – CLASS Y	1,181,414.75	77.47%
CHARLES SCHWAB & CO INC CUST
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

TOTAL RETURN FUND – CLASS Y	114,614.77	7.52%
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FLR
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310-2010

Officers and Trustees of Total Return Fund own less than 1% of each class of Total Return Fund’s outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

Compensation of the Funds’ portfolio managers may also be based, in part, on the one and three-year performance of each Fund relative to its applicable market index or category: with respect to HOCF, the Morningstar High Yield Bond Category and with respect to Total Return Fund, the Morningstar Allocation 50%-70% Equity Category.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon and of the Funds’ investment performance, instead he shares in the profits of HCMFA. Mr. Dondero does not receive compensation based upon investment performance of Total Return Fund, both of which he serves as portfolio manager and instead shares in the profits of HCMFA.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

By Order of the Board of Trustees,

Lauren Thedford

Secretary

December 6, 2019

ANNEX A - AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of January 2020, by and among Highland Funds II, a Massachusetts business trust, with its principal place of business at 300 Crescent Court, Suite 700, Dallas, Texas 75201 (the “Acquiring Fund Registrant”), on behalf of its series, Highland Total Return Fund (the “Acquiring Fund”), and Highland Funds I, a Delaware statutory trust, with its principal place of business at 300 Crescent Court, Suite 700, Dallas, Texas 75201 (the “Acquired Fund Registrant”), on behalf of its series, Highland Opportunistic Credit Fund (the “Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Class A, Class C and Class Z Shares) (the “Acquired Fund Shares”) in exchange solely for shares (Class A, Class C and Class Y Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Class A, Class C and Class Y Shares) to the holders of the outstanding shares of the Acquired Fund (Class A, Class C and Class Z Shares, respectively), and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Acquiring Fund Registrant and the Acquired Fund Registrant, respectively, the Acquiring Fund Registrant and the Acquired Fund Registrant are open-end, registered management investment companies;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Acquiring Fund have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING

FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a) the outstanding shares of each class of the

Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the corresponding class of Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2    ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur on the Closing Date, which is expected to be on or after February 7, 2020. On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses) will be transferred to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Class A, Class C and Class Y Shares (as applicable) of the Acquiring Fund equal in value to the aggregate NAV of the Class A, Class C and Class Z Shares of the Acquired Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund’s books on or before the Closing Date are received by or returned to the Acquired Fund, such excess funds will be remitted to the Acquiring Fund.

1.3    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.

1.4    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.5    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.7    TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.3.

1.8    BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.9    OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

In connection with the Reorganization, an Acquired Fund Shareholder will initially acquire the Acquiring Fund Shares pursuant to the terms of this Agreement at net asset value, but subsequent purchases of such Acquiring Fund Shares will be subject to any sales loads (including any front-end sales load) applicable to purchases of Acquiring Fund Shares.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Acquiring Fund Registrant and the Acquired Fund Registrant).

2.2    VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board).

2.3    SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by DST Asset Manager Solutions, Inc., on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing shall occur on or about February 7, 2020, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Highland Capital Management Fund Advisers, L.P., 300 Crescent Court, Dallas, Texas 75201, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first day that is a business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. DST Asset Manager Solutions, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause, DST Asset Manager Solutions, Inc., its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

b)

The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund’s shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any provision of the Acquired Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

e)

The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).

f)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired

Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)

The audited financial statements of the Acquired Fund as of June 30, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)

Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i)

As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)

The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board and committees of the Acquired Fund’s Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

k)

The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

l)

All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)

All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

n)

At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets and liabilities hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, assumption of such liabilities, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets and liabilities, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

o)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)

The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)

From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)

The Acquired Fund has qualified and elected to be treated as a “regulated investment company” (a “RIC”) under the United States Internal Revenue Code of 1986, as amended (the “Code”) as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

s)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

t)

The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant’s ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

a)	The Acquiring Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

b)

The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of any provision of the Acquiring Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)

Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)

The audited financial statements of the Acquiring Fund as of September 30, 2019 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)

Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)

All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)

All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)

Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)

The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)

From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)

The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2    APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant’s Treasurer.

5.7    PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on such Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund Registrant’s Executive Vice President or Secretary and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Acquiring Fund and its investment adviser, Highland Capital Management Fund Advisors, L.P., and such Registration Statement shall have been declared effective and delivered to the Acquired Fund shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund Registrant’s Executive Vice President or Secretary and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The Reorganization will not be a reorganization under section 368(a) of the Code, but instead will constitute a taxable sale of assets by the Acquired Fund to the Acquiring Fund.

b)

The Acquired Fund may recognize gain or loss upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares, depending on whether the Acquired Fund’s aggregate tax basis for its assets is less than, is equal to, or exceeds the sum of the fair market value of the Acquiring Fund Shares received by the Acquired Fund and the amount of the liabilities assumed by the Acquiring Fund.

c)

Except to the extent the Acquiring Fund Shares appreciate or depreciate in value in the Acquired Fund’s hands prior to distribution thereof to the Acquired Fund’s shareholders, no gain or loss will be recognized to the Acquired Fund on the distribution of Acquiring Fund Shares in liquidation of the Acquired Fund.

d)

Each Acquired Fund shareholder may recognize gain or loss, as applicable, on the exchange of such shareholder’s Acquired Fund Shares for the Acquiring Fund Shares in the Reorganization, depending on whether the shareholder’s tax basis for its Acquired Fund Shares is less than, is equal to, or exceeds the fair market value of the Acquiring Fund Shares received by the shareholder.

e)

No gain or loss will be recognized by the Acquiring Fund on the receipt of the Acquired Fund’s assets and the assumption of the Acquired Fund’s liabilities in exchange solely for the Acquiring Fund Shares.

f)

The Acquiring Fund’s aggregate tax basis for the assets will be equal to the sum of the fair market value of the Acquiring Fund Shares exchanged therefor plus the amount of the liabilities assumed by the Acquiring Fund, and the Acquiring Fund’s holding period for the assets will begin on the day after the Closing Date.

g)

An Acquired Fund shareholder’s tax basis for the Acquiring Fund Shares to be received by it pursuant to the Reorganization will be the fair market value of those shares on the date of the distribution of such shares, and its holding period for those shares will begin on the following day.

h)

The portion of the distribution of the Acquiring Fund Shares by the Acquired Fund that is properly chargeable to earnings and profits of the Acquired Fund accumulated after February 28, 1913, will be treated as a dividend for purposes of computing the Acquired Fund’s dividends paid deduction, and, if the Acquired Fund completely liquidates within 24 months after the date of the Agreement, any distribution within such period (including the distribution of the Acquiring Fund Shares) pursuant to the Agreement, to the extent of the Acquired Fund’s earnings and profits (computed without regard to capital losses) for the taxable year in which such distribution is made, will be so treated.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

All fees and expenses incurred in connection with the transactions contemplated herein, except as contemplated in this Article IX, shall be borne by the Acquiring Fund.

To the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquired Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2    Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Acquiring Fund Registrant or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Acquiring Fund Registrant, the Acquired Fund Registrant, or their respective Trustees or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, and as specifically authorized by the Board; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of each of the Acquiring Fund Registrant and the Acquired Fund Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund Registrant and the Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund Registrant and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of each of the Acquiring Fund Registrant and Acquired Fund Registrant, if applicable.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Attested by:		Highland Funds I On behalf of its series, Highland Opportunistic Equity Fund

By:
Name:	[NAME]	Name:	Lauren Thedford
		Title:	Secretary

Attested by:		Highland Funds II On behalf of its series, Highland Total Return Fund

By:
Name:	[NAME]	Name:	Dustin Norris
		Title:	Executive Vice President

ANNEX B—FINANCIAL HIGHLIGHTS

Financial Highlights

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,

	2019	2018		2017	2016	2015*

Net Asset Value, Beginning of Period	$4.36	$4.22		$3.73	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.21	0.30		0.38	0.53	0.24

Net realized and unrealized gain/(loss)	(0.38)	0.11		0.48	(1.59)	(0.93)

Total from investment operations	(0.17)	0.41		0.86	(1.06)	(0.69)

Less Distributions Declared to Shareholders:

From net investment income	(0.15)	(0.27)		(0.37)	(0.51)	(0.23)

From return of capital	—	(0.00	)(b)	—	—	—

Total distributions declared to shareholders	(0.15)	(0.27)		(0.37)	(0.51)	(0.23)

Net Asset Value, End of Period(c)	$4.04	$4.36		$4.22	$3.73	$5.30

Total Return(c)(d)	(4.07)%	10.21%		23.79%	(19.68)%	(11.14	)%(e)

Ratios to Average Net Assets(f)/Supplemental Data:

Net assets, end of period (in 000’s)	$3,876	$4,754		$8,527	$5,149	$7,730

Gross operating expenses(g)	2.49%	1.74%		1.94%	2.14%	2.30%

Net investment income	4.88%	7.01%		9.15%	13.06%	4.43%

Portfolio turnover rate	23%	42%		113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Represents less than $0.005 per share.

(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.

(f)	All ratios for the period have been annualized, unless otherwise indicated.

(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,

	2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.25%	1.25%	1.44%	1.53%	1.27%

Interest expense and commitment fees	—%	—	— (h)	0.23%	—

Dividends and fees on securities sold short	—%	—	0.06%	—	—

(h)	Represents less than 0.005%.

Financial Highlights

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,

	2019	2018		2017	2016	2015*

Net Asset Value, Beginning of Period	$4.38	$4.24		$3.75	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.19	0.27		0.30	0.50	0.21

Net realized and unrealized gain/(loss)	(0.38)	0.12		0.54	(1.58)	(0.93)

Total from investment operations	(0.19)	0.39		0.84	(1.08)	(0.72)

Less Distributions Declared to Shareholders:

From net investment income	(0.13)	(0.25)		(0.35)	(0.47)	(0.20)

From return of capital	—	(0.00	)(b)	—	—	—

Total distributions declared to shareholders	(0.13)	(0.25)		(0.35)	(0.47)	(0.20)

Net Asset Value, End of Period(c)	$4.06	$4.38		$4.24	$3.75	$5.30

Total Return(c)(d)	(4.51)%	9.65%		23.14%	(20.16)%	(11.61	)%(e)

Ratios to Average Net Assets(f)/Supplemental Data:

Net assets, end of period (in 000’s)	$2,903	$3,562		$3,695	$344	$160

Gross operating expenses(g)	3.01%	2.24%		2.41%	2.64%	2.80%

Net investment income	4.41%	6.35%		6.99%	12.85%	3.88%

Portfolio turnover rate	23%	42%		113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Represents less than $0.005 per share.

(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.

(f)	All ratios for the period have been annualized, unless otherwise indicated.

(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,

	2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.75%	1.76%	1.91%	2.03%	1.77%

Interest expense and commitment fees	—%	—	— (h)	0.23%	—

Dividends and fees on securities sold short	—%	—	0.06%	—	—

(h)	Represents less than 0.005%.

Financial Highlights

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,

	2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$4.34	$4.20	$3.71	$5.30	$6.21

Income from Investment Operations:

Net investment income/(loss)(a)	0.22	0.30	0.38	0.54	0.26

Net realized and unrealized gain/(loss)	(0.38)	0.13	0.49	(1.59)	(0.92)

Total from investment operations	(0.16)	0.43	0.87	(1.05)	(0.66)

Less Distributions Declared to Shareholders:

From net investment income	(0.16)	(0.28)	(0.38)	(0.54)	(0.25)

From return of capital	—	(0.01)	—	—	—

Total distributions declared to shareholders	(0.16)	(0.29)	(0.38)	(0.54)	(0.25)

Net Asset Value, End of Period(b)	$4.02	$4.34	$4.20	$3.71	$5.30

Total return(b)(c)	(3.46)%	10.62%	24.31%	(19.43)%	(10.63)%

Ratios to Average Net Assets/Supplemental Data:(d)

Ratios and Supplemental Data:

Net assets, end of period (in 000’s)	$33,952	$50,850	$71,706	$53,977	$78,893

Gross operating expenses(e)	2.11%	1.39%	1.63%	1.79%	1.95%

Net investment income/(loss)	5.21%	7.22%	9.28%	13.35%	4.80%

Portfolio turnover rate	23%	42%	113%	83%	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.

(a)	Per share data was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,

	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.91%	1.13%	1.18%	0.91%

Interest expense and commitment fee	—%	—	— (f)	0.23%	—

Dividends and fees on securities sold short	—%	—	0.06%	—	—

(f)	Represents less than 0.005%.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$23.03	$24.04	$21.88	$21.99	$24.52

Income from Investment Operations:

Net investment income(a)	0.19	0.95	0.16	0.32	0.37

Net realized and unrealized gain (loss)	(0.09)	(0.68)	2.41	2.15	(1.44)

Total from Investment Operations	0.10	0.27	2.57	2.47	(1.07)

Less Distributions Declared to shareholders:

From net investment income	(0.02)	(0.40)	(0.25)	(0.35)	(0.24)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.38)	—	—	—

Total distributions declared to shareholders	(0.14)	(1.28)	(0.41)	(2.58)	(1.46)

Net Asset Value, End of Year(b)	$22.99	$23.03	$24.04	$21.88	$21.99

Total Return(b)(c)	0.53%	1.17%	11.89%	11.88%	(4.76)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$40,099	$46,188	$56,167	$56,345	$59,307

Gross operating expenses(e)	1.23%	1.17%	1.15%	1.15%	1.20%

Net investment income/(expense)	0.86%	4.13%	0.65%	1.56%	1.55%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.20%	1.17%	1.09%	1.15%	1.20%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$20.51	$21.54	$19.61	$20.03	$22.58

Income from Investment Operations:

Net investment income (loss)(a)	0.02	0.71	(0.02)	0.16	0.18

Net realized and unrealized gain (loss)	(0.09)	(0.63)	2.17	1.93	(1.31)

Total from Investment Operations	(0.07)	0.08	2.15	2.09	(1.13)

Less Distributions Declared to shareholders:

From net investment income	—	(0.31)	(0.06)	(0.28)	(0.20)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.30)	—	—	—

Total distributions declared to shareholders	(0.12)	(1.11)	(0.22)	(2.51)	(1.42)

Net Asset Value, End of Year(b)	$20.32	$20.51	$21.54	$19.61	$20.03

Total Return(b)(c)	(0.27)%	0.39%	11.05%	11.03%	(5.45)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$2,625	$3,771	$4,664	$6,183	$6,292

Gross operating expenses(e)	1.98%	1.93%	1.90%	1.90%	1.95%

Net investment income/(expense)	0.09%	3.47%	(0.11)%	0.83%	0.81%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	1.93%	1.84%	1.90%	1.95%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$23.43	$24.44	$22.24	$22.32	$24.82

Income from Investment Operations:

Net investment income(a)	0.25	1.00	0.22	0.37	0.57

Net realized and unrealized gain (loss)	(0.10)	(0.67)	2.45	2.19	(1.59)

Total from Investment Operations	0.15	0.33	2.67	2.56	(1.02)

Less Distributions Declared to shareholders:

From net investment income	(0.08)	(0.43)	(0.31)	(0.41)	(0.26)

From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)

From return of capital	—	(0.41)	—	—	—

Total distributions declared to shareholders	(0.20)	(1.34)	(0.47)	(2.64)	(1.48)

Net Asset Value, End of Year(b)	$23.38	$23.43	$24.44	$22.24	$22.32

Total Return(b)(c)	0.74%	1.41%	12.15%	12.14%	(4.51)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$35,575	$40,931	$50,209	$12,139	$7,695

Gross operating expenses(e)	0.98%	0.92%	0.90%	0.90%	0.90%

Net investment income/(expense)	1.11%	4.30%	0.98%	1.73%	2.39%

Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.95%	0.92%	0.84%	0.90%	9.00%

Interest expense and commitment fees	—	—	—	—	—

Dividends and fees on securities sold short	—	—	—	—	—

ANNEX C - SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Appendix

Intermediary Sales Charge Discounts and Waivers

As described in the Prospectus, Class A Shares of the Funds, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class C shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A and Class C shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) or its affiliates.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Funds’ Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

If you purchase Fund shares through a Merrill Lynch platform or account held at Merrill Lynch you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (Class A and C Shares)

•	Breakpoints as described in the Prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Funds’ Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

ANNEX D—SUMMARY OF RIGHTS OF SHAREHOLDERS

Highland Funds I and Highland Funds II are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Highland Opportunistic Credit Fund is a portfolio of Highland Funds I, which was established as a statutory trust under the laws of the State of Delaware. Highland Total Return Fund is a portfolio of Highland Funds II, which was established under the laws of the Commonwealth of Massachusetts.

Highland Funds I and Highland Funds II are governed by their respective Declarations of Trust, By-Laws and Boards of Trustees. The rights of shareholders of Highland Opportunistic Credit Fund and the shareholders of Highland Total Return Fund as set forth in their respective Declarations of Trust and By-Laws vary in several substantive aspects. Set forth below is a brief summary of the significant rights of shareholders of Highland Opportunistic Credit Fund and the shareholders of Highland Total Return Fund:

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
Preemptive, Preference, Appraisal, Conversion and Exchange Rights	None (except as specified by the Trustees in the designation/redesignation of any Series/Class)	None (except as the Trustees may determine with respect to any Series of Shares)

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	An annual or special meeting of Shareholders may be called at any time only by the Trustees.	Meetings of the Shareholders may be called at any time at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting.	-HFI entitles only the Trustees to call Shareholder meetings -HFII entitles holders of 10% or more of the total number of Shares to call Shareholder meetings

Notice of Meetings	Notice of all meetings of Shareholders shall be mailed to each Shareholder of record at least 10 days before the meeting or otherwise in compliance with applicable law.	Notice of all meetings of the Shareholders shall be mailed to each Shareholder at least 10 days and not more than 90 days before the meeting. However, that notice of a meeting need not be given to a shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934.

Record Date for Meetings	The Trustees may fix the Record Date not more than 100 days prior to the date of a Shareholder meeting.	The Trustees may fix in advance, as a record date, a date not more than 90 or less than 10 days prior to the date of any meeting of Shareholders or distribution or other action.

Quorum for Meetings	The holders of one-third of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken. The holders of one-third of the outstanding Shares of the affected Series or Classes on the record	The holders of record of thirty percent (30%) of the outstanding Shares of the Trust or a Series thereof present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of the Trust or a Series thereof, except as otherwise provided in the Declaration.	HFI—one-third of the outstanding shares constitutes a quorum HFII—30% of the outstanding shares constitutes a quorum

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of Shareholders of such Series or Classes, respectively, is being taken. Shares underlying a proxy as to which a broker or other intermediary states its absence of authority or lack of instruction to vote with respect to one or more matters or fails to abstain or vote on or against one or more matters shall be treated as present for purposes of establishing a quorum or proportion of shares voted for taking action on any such matter only to the extent so determined by the Trustees at or prior to the meeting of Shareholders at which such matter is to be considered.

Voting Powers	Shareholders shall have no power to vote on any matter, except matters on which a vote of Shares is expressly required by applicable law, this Declaration or resolution of the Trustees. In particular, no amendment of this Declaration, and no merger, consolidation, share exchange or sale of assets of the Trust or any Series thereof, and no conversion of the Trust to any other form of organization or any other action of the Trust or Series thereof shall require any vote or other approval of any of the Shareholders, except as provided by the foregoing sentence. Any matter required to be submitted for approval of any of the Shares and affecting more than one Series or Class shall require approval by the required vote of Shares of the affected Series or Classes voting together as a single Series or Class and, if such matter affects one or more Series or Classes thereof differently from one or more other Series or Classes, approval, to the extent provided by applicable law, this Declaration or resolution of the Trustees, by the required vote of Shares of each such Series or Class voting as a separate Series or Class shall be required in order to be approved with respect to such Series or Class; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Trust and its Series. Shareholders of a particular Series shall not be	The Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory contract entered into; (iii) with respect to termination of the Trust or a Series thereof; (iv) with respect to any amendment of this Declaration to the extent provided by this Declaration; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust to the extent provided by this Declaration; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series or Class thereof or the Shareholders of any of them (provided, however, that a Shareholder of a specific Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (viii) with respect to any plan adopted pursuant to Rule 12b-l (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which	- Unlike HFII Shareholders, HFI Shareholders have no power to vote on any matter, except matters on which a vote of Shares is expressly required by applicable law, the HFI Declaration of Trust or resolution of the Trustees

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
	entitled to vote on any matter that affects the rights or interests of only one or more other Series. There shall be no cumulative voting in the election or removal of Trustees.	it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. If separate Series of Shares are established, Shares shall be voted by individual Series on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 5.11(f) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders’ votes and meetings and related matters.

Vote Required for Election of Trustees	The affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees	Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees.

Voting Required for Other Matters

The affirmative vote of a majority of the Shares present in person or represented by proxy on any other matter and entitled to vote on such matter shall be the act of the Shareholders with respect to such matter.

Where a separate vote of any Series or Class is required on any matter, the affirmative vote of a majority of the Shares of such Series or Class present in person or represented by proxy on such matter and entitled to vote on such matter shall be the act of the Shareholders of such Series or Class with respect to such matter.

Any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these By-laws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Adjournment of Meetings	Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date.	If quorum is not present or represented at any meeting of Shareholders, the holders of a majority of the Shares present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.	- For HFI, adjourned meetings can only be held within 130 days after the record date -For HFII, majority Shareholders can hold adjourned meetings if quorum is not met

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
Removal of Trustees by Shareholders	Any Trustee may be removed without cause at any time by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee, specifying the date when such removal shall become effective.	Any of the Trustees may be removed by action of a majority of the outstanding Shares of beneficial interest of the Trust at a meeting duly called pursuant to Section 5.10 hereof by the Shareholders for such purpose.

-HFI Trustees may be removed by two-thirds of the aggregate number of Shares entitled to vote

-HFII Trustees may be removed by a majority of the of the outstanding Shares of beneficial interest of the Trust

Personal Liability of Officers and Trustees	No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust.	No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Personal Liability of Shareholders	None.	None.

Right of Inspection

The records of the Trust shall be open to inspection by Persons who have been holders of record of at least $25,000 in net asset value or liquidation preference of Shares for a continuous period of not less than six months to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to shareholders of a Delaware business corporation

		The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.	-HFI sets a $25,000 NAV threshold for Shareholders’ inspection right -HFI allows all Shareholders to inspect the Trust records

Liquidation and Dissolution	The Trust or any Series may be dissolved by the affirmative vote of a majority of the Trustees, and without any vote of the Shareholders thereof, except as may be required by the 1940 Act.	The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof or (ii) an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a

-For HFI, Trustees can dissolve the Trust/any Series thereof without Shareholder approval

-For HFII, Trustees can dissolve the Trust/any Series thereof without Shareholder approval after a determination that continuation of the Trust or a Series or Class thereof

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
		Series or Class thereof is not in the best interest of such Series or Class, the Trust or their respective shareholders as a result of such factors or events adversely affecting the ability of such Series or the Trust to conduct its business and operations in an economically viable manner.	is not in the best interest of such Series or Class, the Trust or their respective shareholders as a result of such factors or events adversely affecting the ability of such Series or the Trust to conduct its business and operations in an economically viable manner

Number of Authorized Shares; Par Value	Unlimited number of transferable shares with par value of $0.001.	Unlimited number of transferable shares with par value of $0.001.

Shareholder Proxies	At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and each fractional Share shall be entitled to a vote equal to its fraction of a full Share. When any Share is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be given by or on behalf of a Shareholder of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a Person of unsound mind, and subject to guardianship or to the legal control of any other Person as regards the charge or management of such Share, he or she may vote by his or her guardian or	At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled by the Declaration to vote and each fractional Share shall be entitled to a proportionate fractional vote.

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES

such other Person appointed or having such control, and such vote may be given in person or by proxy. The Trustees shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Trustees as the Trustees shall determine.

Trustee Power to Amend Organizational Documents

The Declaration may be amended in any respect by the affirmative vote or approval in writing of two thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.

Only the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees.

This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. The Trustees may amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially affect the rights of Shareholders hereunder.

The By-laws, or any of them, may be altered, amended or repealed, or new Bylaws may be adopted by (a) vote of a majority of the Shares outstanding and entitled to vote or (b) by a majority of the Trustees, provided, however, that no By-laws may be amended, adopted or repealed by the Trustees, if such amendment, adoption or repeal requires, pursuant to laws, the Declaration or these By-laws, a vote of the Shareholders.

-For HFI, Trustees can amend the Declaration of Trust and the By-Laws without Shareholder approval, except as may be required by the 1940 Act; Only the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws

-For HFII, Shareholders can amend the Declaration of Trust and the By-Laws, and Trustees cannot amend the Declaration of Trust without Shareholder approval, unless they deem such amendment necessary to conform to applicable laws or to make any other changes which do not materially affect the rights of Shareholders hereunder

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	CERTAIN DIFFERENCES
Involuntary Redemption of Accounts	The Trustees shall have the power to redeem shares of any Series or Class at a redemption price determined in accordance with Section 7.1 above, (a) if at any time the total investment in such account does not have a value of at least such minimum amount as may be specified in the Prospectus for such Series or Class from time to time, (b) as provided by Section 3.8, or (c) to the extent a Shareholder or other Person beneficially owns Shares equal to or in excess of a percentage of Shares of the Trust or any Series or Class determined from time to time by the Trustees and specified in the applicable Prospectus. In the event the Trustees determine to exercise their power to redeem Shares provided in subsection (a) of this Section 7.3, the Shareholder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before redemption is processed.	The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

PO Box 219424

Kansas City, Missouri 64121-9424

http://highlandfunds.com

Highland Funds I

You will find additional information about the Funds in the following documents:

Appendix—Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).

Statement of Additional Information (SAI): The SAI contains additional information about each Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Funds’ investments will be available in the Funds’ semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

You may review and obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual reports and make shareholder inquiries by contacting:

Telephone 1-877-665-1287

Website http://highlandfunds.com

Standard Mail:

Highland Funds

PO Box 219424

Kansas City, Missouri 64121-9424

Overnight Mail:

Highland Funds

430 W 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

The Trust’s Investment Company Act

Registration Number: 811-07142

HFII-TR-N14-1119

STATEMENT OF ADDITIONAL INFORMATION

January 6, 2020

ACQUISITION OF THE ASSETS OF

HIGHLAND OPPORTUNISTIC CREDIT FUND

A Series of Highland Funds I

Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

BY AND IN EXCHANGE FOR SHARES OF

HIGHLAND TOTAL RETURN FUND

A Series of Highland Funds II

Highland Funds II

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

This Statement of Additional Information dated January 6, 2020, is not a Prospectus. A Prospectus/Proxy Statement dated January 6, 2020, related to the above-referenced matter may be obtained from Highland Funds II, by writing or calling Highland Funds II at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Highland Opportunistic Credit Fund, dated October 31, 2019.

2.	Statement of Additional Information of Highland Total Return Fund, dated February 1, 2019.

3.	Annual Report of Highland Opportunistic Credit Fund, dated June 30, 2019.

4.	Annual Report of Highland Total Return Fund, dated September 30, 2019.

5.	Pro forma Financial Information for Highland Opportunistic Credit Fund and Highland Total Return Fund Reorganization.

INFORMATION INCORPORATED BY REFERENCE

•

The Statement of Additional Information of Highland Opportunistic Credit Fund dated October 31, 2019, is incorporated by reference to Post-Effective Amendment No. 90 to its Registration Statement on Form N-1A (File Nos. 333-132400 and 811-21866), which was filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2019. A copy may be obtained from Highland Funds I at 1-877-665-1287.

•

The Statement of Additional Information of Highland Total Return Fund dated February 1, 2019, is incorporated by reference to Post-Effective Amendment No. 143 to its Registration Statement on Form N-1A (File Nos. 033-51308 and 811-07142), which was filed with the Securities and Exchange Commission (SEC) on January 25, 2019. A copy may be obtained from Highland Funds II at 1-877-665-1287.

•

The audited financial statements of Highland Opportunistic Credit Fund, dated June 30, 2019, are included herein to the Annual Report to shareholders of Highland Funds I, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on September 9, 2019. A copy may be obtained from Highland Funds I at 1-877-665-1287.

•

The audited financial statements of Highland Total Return Fund, dated September 30, 2019, are included herein to the Annual Report to shareholders of Highland Funds II, which is included by reference to Form N-CSR to be filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 9, 2019. A copy may be obtained from Highland Funds II at 1-877-665-1287.

PRO FORMA FINANCIAL INFORMATION

Highland Opportunistic Credit Fund into Highland Total Return Fund

Highland Opportunistic Credit Fund (“HOCF”), a Series of Highland Funds I, and Highland Total Return Fund (“Total Return Fund”), a Series of Highland Funds II (the “Fund” or collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. The Funds are advised by Highland Capital Management Fund Advisors, L.P. (collectively, the “Adviser”). Total Return Fund is advised by First Foundation Advisors (“FFA” or the “Sub-Adviser”).

The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of HOCF’s and Total Return Fund’s Annual Reports for the fiscal years ended June 30, 2019 and September 30, 2019, respectively , which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve months ended September 30, 2019, is intended to present ratios and supplemental data as if the Reorganization of HOCF into Total Return Fund had been consummated on October 1, 2018. The Reorganization is intended to consolidate HOCF with a Fund with: (i) a more diversified strategy with exposure to both equity and fixed-income markets; (ii) lower advisory fees; and (iii) better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed the Total Return Fund in certain annual periods. As fixed costs would be spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future as a result of the Reorganization.

Total Return Fund and HOCF both offer three classes of shares: Class A Shares, Class C Shares, and Class Y/Class Z Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Class Z Shares of HOCF for Class A Shares, Class C Shares and Class Y Shares of Total Return Fund, respectively. Under GAAP, Total Return Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be taxable for U.S. federal income tax purposes.

Total Return Fund will pay direct proxy expenses, including the cost of processing, printing and mailing Proxy Materials, as well as, the cost associated, with printing and mailing of prospectus supplements, as applicable, It is anticipated that HOCF will incur transaction expenses associated with the sale and purchase of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization. Total Return Fund will bear all remaining direct and indirect expenses associated with the Funds’ participation in the Reorganization, including expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).

2

Portfolio Valuation

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Pro Forma Adjustments

As of October 31, 2019, HOCF’s net assets amounted to approximately $34.8 million and Total Return Fund’s net assets amounted to approximately $79.0 million. The expected net assets of the combined fund, had the Reorganization been consummated on October 31, 2019, the beginning of Total Return Fund’s fiscal year, are approximately $115 million.

At September 30, 2019, HOCF and Total Return Fund paid investment advisory fees computed at the annual rate of 1.00% and 0.50%, respectively, as a percentage of Average Daily Managed Assets. The advisory agreement between Total Return Fund and its Adviser provides for an annual fee of 1.20% of the Average Daily Managed Assets of the Fund.

On a pro forma basis, for the twelve months ended September 30, 2019, the proposed Reorganization of Total Return Fund and HOCF would have resulted in a decrease in gross operating expenses of approximately $275,000, the most significant of which is a decrease of approximately $180,000 in the investment advisory fee, $10,000 in portfolio accounting fees and $30,000 in transfer agent fees due to the combining of two portfolios into one, as the base contract fee is per fund. Likewise, reductions of approximately $20,000 in audit fees and $15,000 in printing and postage result from the combination. On a pro forma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Total Return Fund, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain

3

amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, dividends and other expenses related to short sales, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Class Y Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.95%, 0.95%, and 0.95%, (the “Fee Limit”), respectively, through at least January 31, 2021. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to such date, these arrangements may only be terminated or the Fee Limit increased prior to January 31, 2021 with the agreement of the Trustees. Upon the consummation of the Reorganization, these arrangements will be extended to continue through at least the one year anniversary of the Closing date, and may not be terminated prior to such date without the action and consent of the Fund’s Board of Trustees.

Tax Status

Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, Total Return Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provisions of the Code and distributing to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, HOCF will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to qualification of regulated investment companies.

The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are primarily the result of wash sales, defaulted securities, mark to market of futures contracts, straddle loss deferrals and partnership adjustments.

4

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Sub-Adviser

First Foundation Advisors

18101 Von Karman Avenue, Suite 700

Irvine, California 92612

Distributor

NexPoint Securities, Inc.

(formerly, Highland Capital Funds Distributor, Inc.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 194565

Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Contact us at http://highlandfunds.com

or call 1-877-665-1287.

Standard Mail:

Highland Funds

PO Box 219424

Kansas City, Missouri 64121-9424

Overnight Mail:

Highland Funds

430 W 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

PART C

OTHER INFORMATION

Item 15. Indemnification

All capitalized terms used but not defined in Item 30 shall have the meanings ascribed to such term in the respective Declaration of Trust or agreement.

Section 4.3 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 6 of the Amended and Restated Investment Advisory Agreements with HCMFA provides as follows:

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 8 of the Investment Sub-Advisory Agreements with First Foundation on behalf of Highland Fixed Income Fund, Highland-First Foundation Income Fund, and Highland Total Return Fund provides as follows:

(a) Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust or a Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, (ii) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement on Form N-1A or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, (iii) a Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (iv) a Fund being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, by reason of any action or omission of the Sub-Adviser, or (v) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein (collectively, “Sub-Adviser Culpable Conduct”).

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and controlling persons, if any (collectively, the “Sub-Adviser Indemnitees”), from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on any violation by the Adviser or the Trust of any applicable law, rule or regulation, or any provision of this Agreement (collectively, “Losses”), provided, however, that the Adviser shall not be required to indemnify or hold harmless any Sub-Adviser Indemnitee against any Losses other than those arising out of or based on the willful misfeasance, bad faith or gross negligence of the Adviser, or reckless disregard of the duties involved in the conduct of its position (collectively, “Adviser Culpable Conduct”), and provided, further, that the Adviser shall not be required to indemnify or hold harmless any Sub-Adviser Indemnitee against any Losses arising out of or based on Adviser Culpable Conduct if and to the extent that such Losses would not have occurred absent Sub-Adviser Culpable Conduct.

Section 19 of the Underwriting Agreement with NSI provides as follows:

The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Services Agreement with HCMFA provides as follows:

(a) The Fund agrees to indemnify and hold harmless Highland and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which Highland takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions; provided, however, neither Highland nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Highland’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to Highland or its affiliates for any consequential, special or indirect losses or damages which Highland or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Fund.

Section 5 of the Master Administration Agreement and Master Sub-Administration Agreement with SEI provides as follows:

THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR’S BAD FAITH, FRAUD, GROSS NEGLIGENCE (AS DEFINED HEREIN), WILLFUL MISCONDUCT OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR’S AGGREGATE LIABILITY TO THE FUND WILL BE LIMITED TO MONETARY DAMAGES MUTUALLY AGREED UPON FROM TIME TO TIME IN A SEPARATE WRITING EXECUTED BY THE PARTIES (THE “AGREEMENT TERMS LETTER”). For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Trust or its agents to perform its obligations under this Agreement or (ii) the Administrator’s reliance on the Trust Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this Section 5, the term “Administrator” shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ADMINISTRATOR OR THE TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON-DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE FUND OR THE ADMINISTRATOR IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

The Administrator may, from time to time, provide to the Trust services and products (“Special Third Party Services”) from external third party sources that are Pricing Sources or other similar service providers (“Special Third Party Vendors”). The Trust acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Trust shall honor reasonable requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Trust place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Trust further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for such the Trust’s internal use, and as an aid in connection with the receipt of the Services. The Trust may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such the Trust’s investors; however the Trust shall not distribute any Special Third Party Services to other third parties (other than to the Trust’s Representatives (defined below) who need to receive such information or Special Third Party Services in order for the Trust to perform its obligations under this Agreement. THE SPECIAL THIRD PARTY VENDORS AND THE ADMINISTRATOR MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER THE ADMINISTRATOR NOR THE SPECIAL THIRD PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY THE FUND IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES.

The Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator’s reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of the Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by the Trust or any agent of the Trust of any applicable investment policy, law or regulation; (iii) any misstatement or omission in Trust Materials or any the Trust Data; (iv) any material breach by the Trust of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Trust, the Trust’s former administrator prior to the Effective Date, a Special Third Party Vendor, the Trust’s other service providers (such as custodians, prime brokers, transfer agents, investment advisers and sub-adviser(s); (vi) any pricing error caused by the failure of the Trust’s investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator’s compliance with the Regulations, including, but not limited to, returning an investor’s investment or restricting the payment of redemption proceeds.

The Administrator may apply to the Trust, the Trust’s sponsor or any Person acting on the Trust’s behalf at any time for instructions and may consult counsel for the Trust or the Trust’s sponsor or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator’s duties hereunder, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts provided that Administrator has consulted with an authorized Person of the Trust and received authorization from such authorized Person of the Trust regarding the Administrator’s proposed course of action or non-action specific to the Trust or a Fund. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by the proper Person or Persons. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of written notice thereof. To the extent that the Administrator consults with the Trust counsel pursuant to this provision, any such expense shall be borne by the Trust.

The Administrator shall have no liability for its reliance on the Trust Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the sponsor) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of securities. Further, the Trust assumes full responsibility for the preparation, contents and distribution of its Trust Materials and its compliance with all applicable laws, rules, and regulations.

The indemnification rights hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited; provided however, that the Administrator shall promptly reimburse the Trust for any such advanced expenses to the extent it is determined by a court of competent jurisdiction that Administrator is not entitled to indemnity hereunder. If in any case the Trust is asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will advance to the Administrator the fees and expenses of any counsel retained by the Administrator. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party’s written consent.

Notwithstanding any disclaimers by the Administrator of liability to a Fund herein, the Administrator shall not be absolved of liability for any of its acts or omissions in connection with any Services performed pursuant to this Agreement to the extent such liability arises out of the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct.

The provisions of this Section 5 shall survive the termination of this Agreement.

Item 16. Exhibits

Exhibit No.		Description of Exhibit

(1)		Amended and Restated Declaration of Trust, dated May 12, 2016, is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(2)		Amended and Restated By-Laws, as amended August 29, 2013, is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization is filed herein as Annex A to the Prospectus/Proxy Statement.

(5)		Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Amended and Restated Declaration of Trust, dated May 12, 2016, is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(6)	(a)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(6)	(b)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Fixed Income Fund is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(6)	(c)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(6)	(d)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(6)	(e)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Total Return Fund is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(6)	(f)	Investment Advisory Agreement between HCMFA and the Registrant with respect to Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(6)	(g)	Investment Sub-Advisory Agreement between HCMFA, First Foundation Advisors (“First Foundation”) and Highland Funds II on behalf of Highland Fixed Income Fund is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 131 to the Registration Statement previously filed with the Commission on January 28, 2015 (Accession Number 0001193125-15-023878).

(6)	(h)	Investment Sub-Advisory Agreement between HCMFA and First Foundation on behalf of Highland Total Return Fund is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 133 to the Registration Statement previously filed with the Commission on January 28, 2016 (Accession Number 0001193125-16-442134).

(6)	(i)	Investment Sub-Advisory Agreement between HCMFA and First Foundation on behalf of Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(7)	(a)	Distribution Agreement dated March 31, 2014 between NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (“NSI”) and Highland Funds II is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 130 to the Registration Statement previously filed with the Commission on December 1, 2014 (Accession Number 0001193125-14-429632).

(7)	(b)	Amended Schedule A to the Distribution Agreement between NSI and the Registrant is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(7)	(c)	Form of Selling and/or Services Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 136 to the Registration Statement previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(8)		Not applicable.

(9)	(a)	Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Strategic Income Fund and NexPoint Event Driven Fund (the “Interval Funds”) listed on Annex A thereto (as Annex A may be amended from time to time) is filed herewith.

(9)	(b)	Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is filed herewith.

(9)	(c)	Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is filed herewith.

(9)	(d)	Amendment 3 to Master Custodian Agreement dated June 14, 2019 between BNY and the Interval Funds, the series of Highland Funds I, the series of Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is filed herewith.

(10)	(a)	Fifth Amended and Restated Shareholder Servicing and Distribution Plan with respect to each of Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund), Highland Small-Cap Equity Fund, Highland Fixed Income Fund and Highland Total Return Fund is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(10)	(b)	Amended and Restated Rule 12b-1 Distribution Plan with respect to the series of Highland Funds II listed on Exhibit A is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(10)	(c)	Amended and Restated Rule 18f-3 Multi-Class Plan with respect to the series of Highland Funds II listed on Exhibit A is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(11)		Opinion and consent of counsel as to the legality of the securities being registered is filed herewith.

(12)		Form of Opinion of counsel regarding tax consequences of the Reorganization is filed herewith.

(13)	(a)	Transfer Agency and Service Agreement between DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) (“DST”) and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 106 to the Registration Statement, previously filed with the Commission on January 28, 2013 (Accession Number 0001193125-13-026349).

(13)	(b)	Revised Schedule A to Transfer Agency and Service Agreement between DST and the series of the Registrant listed on Schedule A thereto is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(13)	(c)	Revised Schedule A to Transfer Agency and Service Agreement between DST and the series of the Registrant listed on Schedule A is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(13)	(d)	Administration Services Agreement between Highland Funds II (formerly, Pyxis Funds II) on behalf of Highland Energy MLP Fund and HCMFA (formerly, Pyxis Capital, L.P.) is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(13)	(e)	Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the series of Highland Funds II listed on Schedule I therefore (as Schedule I may be amended from time time), is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 88 to the Highland Funds I Registration Statement previously filed with the Commission on October 29, 2018 (Accession Number 0001193125-18-310781).

(13)	(f)	Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and HCMFA on behalf of Highland Energy MLP Fund (as Schedule I may be amended from time time), is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 88 to the Highland Funds I Registration Statement previously filed with the Commission on October 29, 2018 (Accession Number 0001193125-18-310781).

(13)	(g)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(h)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(i)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Fixed Income Fund is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(j)	Expense Limitation and Recoupment Agreement dated December 5, 2019 between HCMFA and Highland Funds II on behalf of Highland Total Return Fund is filed herewith.

(13)	(k)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(l)	Master Margin Loan Agreement dated March 2, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(13)	(m)	Amendment to the Master Margin Loan Agreement dated August 12, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(13)	(n)	Amendment to the Master Margin Loan Agreement dated August 12, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund, previously filed with the Commission on March 15, 2019 (Accession Number 0001193125-19-076373).

(13)	(o)	Master Margin Loan Agreement dated May 18, 2017 between The Bank of New York Mellon and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(13)	(p)	ISDA Master Agreement dated August 4, 2017, Credit Support Annex and related Schedules between Societe Generale and HCMFA is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(13)	(q)	Extension Amendment dated March 29, 2018 between Bank of New York Mellon and the Registrant, on behalf of its series Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(r)	Extension Agreement dated January 19, 2018 between Bank of New York Mellon and the Registrant, on behalf of its series Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(13)	(s)	Joint Code of Ethics of HCMFA is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(13)	(t)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(13)	(u)	Code of Ethics of NSI is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(13)	(v)	First Foundation Code of Ethics is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 130 to the Registration Statement previously filed with the Commission on December 1, 2014 (Accession Number 0001193125-14-429632).

(14)		Consent of Independent Registered Public Accounting Firm filed herewith.

(15)		Not applicable.

(16)		Powers of Attorney is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 153 to the Registration Statement previously filed with the Commission on July 16, 2019 (Accession Number 0001193125-19-194569).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), this registration statement has been signed on behalf of the registrant in the City of Dallas, State of Texas on this 6th day of December, 2019.

By:	/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Dustin Norris*	Trustee	December 6, 2019
Dustin Norris

	/s/ Ethan Powell*	Trustee	December 6, 2019
Ethan Powell

	/s/ Dr. Bob Froehlich*	Trustee	December 6, 2019
Dr. Bob Froehlich

	/s/ John Honis*	Trustee	December 6, 2019
John Honis

	/s/ Bryan A. Ward*	Trustee	December 6, 2019
Bryan A. Ward

* By:	/s/ Frank Waterhouse
Frank Waterhouse
Attorney in Fact*

December 6, 2019

*

Pursuant to Powers of Attorney dated June 13, 2019 incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A, File No. 033-51308, filed on July 16, 2019.

Exhibit Index

Exhibit No.

(9)	(a)	Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Strategic Income Fund and NexPoint Event Driven Fund (the “Interval Funds”) listed on Annex A thereto (as Annex A may be amended from time to time)

(9)	(b)	Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC

(9)	(c)	Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC

(9)	(d)	Amendment 3 to Master Custodian Agreement dated June 14, 2019 between BNY and the Interval Funds, the series of Highland Funds I, the series of Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC

(11)		Opinion and consent of counsel as to the legality of the securities being registered

(12)		Form of Opinion of counsel regarding tax consequences of the Reorganization

(13)	(j)	Expense Limitation and Recoupment Agreement dated December 5, 2019 between HCMFA and Highland Funds II on behalf of Highland Total Return Fund

(14)		Consent of Independent Registered Public Accounting Firm